                                                               EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

                           Wells Fargo Bank West, N.A.
               (Exact name of trustee as specified in its charter)

            Not applicable                                            84-0187632
     (Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national bank)                 Identification Number)

                1740 Broadway
               Denver, Colorado                                           80274
(Address of principal executive offices)                              (Zip Code)

                           Wells Fargo Bank West, N.A.
                            c/o Wells Fargo & Company
                          Law Department/Trust Section
                                  MAC N9305-172
                          Sixth & Marquette, 17th Floor
                              Minneapolis, MN 55479
                                 (612) 667-6725
            (Name, address and telephone number of agent for service)

                       St. Mary Land & Exploration Company
               (Exact name of obligor as specified in its charter)

             Delaware                                                 41-0518430
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification Number)

      1776 Lincoln Street, Suite 1100
                Denver, Colorado                                           80203
(Address of principal executive offices)                              (Zip Code)

                     5.75% Senior Convertible Notes due 2022
                         (Title of indenture securities)

Item 1.  General information.

         Furnish the following information as to the trustee:

         a.   Name and address of each examining or supervising authority to which it is subject.

              Name                                   Address
              ----                                   -------
              Comptroller of the Currency            Independence Square
                                                     250 E Street, S.W.
                                                     Washington, D.C. 20219-0001

              Federal Reserve Bank of Denver         1020 16th Street
                                                     Denver, Colorado 80202

              Federal Deposit Insurance Corporation  Washington, D.C 20429

         b.       Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         The obligor is not an affiliate of the trustee.

Items 3-14.

         Pursuant to the provisions of General Instruction B. to Form T-1, responses are not required for Items 3-15 of Form T-1 in this statement of eligibility since the obligor is not in default on any securities issued under indentures under which the trustee is a trustee.

Item 15. Foreign Trustee   Not applicable.

Item 16.  List of exhibits.

         List below all exhibits filed as a part of this statement of eligibility.

         1.*  A copy of the articles of association of the trustee as now in effect.

         2.*  A copy of the certificate of authority of the trustee to commence business.

         3.*  A copy of the authorization of the trustee to exercise corporate trust powers (a copy of the Comptroller of the
              Currency Certificate of Corporate Existence (with Fiduciary
              Powers) for Wells Fargo Bank West, N.A.).

         4.*  A copy of the existing By-laws of the trustee now in effect.

         5.   Not applicable.

         6.*  The consent of United States institutional trustee required by
              Section 321(b) of the Act.

         7.*  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or
              examining authority.

                                       2

         8.   Not applicable.

         9.   Not applicable.

         *  Filed herewith.

                                       3

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wells Fargo Bank West, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Denver and State of Colorado, on
the 17th day of May, 2002.

                                       WELLS FARGO BANK WEST, N.A.

                                       By: /S/  GRETCHEN L. MIDDENTS
                                       ---------------------------------------
                                           Gretchen L. Middents, Vice President

                                       4

                                                            Exhibt 1 to Form T-1                                                                  Exhibit 1 to Form T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                   WELLS FARGO BANK WEST, NATIONAL ASSOCIATION

         FIRST. The name and title of this Association shall be Wells Fargo Bank
West, National Association; the Association in conjunction with its said legal name may also use Wells Fargo Bank West, N.A.

         SECOND. The main office of this Association shall be in the City of
Denver, County of Denver, State of Colorado. The general business of the
Association shall be conducted at its main office and its branches, if any.

         THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five persons, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof.

         Each director, during the full term of his or her directorship, shall own a minimum of $1,000 par value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over this Association within the meaning of Section 2 of the Bank
Holding Company Act of 1956.

         The Board of Directors, by the vote of a majority of the full Board, may, between annual meetings of shareholders, fill vacancies created by the death, incapacity or resignation of any director and by the vote of a majority of the full Board may also, between annual meetings of shareholders, increase the membership of the Board by not more than four members and by like vote appoint qualified persons to fill the vacancies created thereby; provided, however, that at no time shall there be more than twenty-five directors of this
Association; and provided further, however, that not more than two members may be added to the Board of Directors in the event that the total number of directors last elected by shareholders was fifteen or less.

         FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office, or such other place as the Board of Directors may designate, on the day of each year specified therefor in the
Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of
Directors.

         FIFTH. The amount of capital stock of this Association shall be One
Hundred Million Dollars ($100,000,000), divided into 1,000,000 shares of common stock of the par value of One Hundred Dollars ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

         No holder of shares of the capital stock of any class of this
Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

         The Association, at any time and from time to time, may authorize and issue debt obligations, whether or nor subordinated, without the approval of the shareholders.

         SIXTH. The Board of Directors shall appoint one of its members
President of this Association, who shall act as Chairman of the Board, unless the Board appoints another director to act as Chairman. In the event the Board of Directors shall appoint a President and a Chairman, the Board shall designate which person shall act as the chief executive officer of this Association. The
Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

         The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof, to regulate the manner in which the increase of the capital of this
Association shall be made; to manage and administer the business and affairs of this Association; to make all Bylaws that it may be lawful for them to make; and
generally to do and perform all acts that it may be legal for a Board of
Directors to do and perform.

         SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of
Denver, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

         EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

         NINTH. The Board of Directors, the Chairman, the President, or any one
or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his or her address as shown upon the books of this Association. Any action required or permitted to be taken at an annual or special meeting of the shareholders of the Association may be taken without prior written notice and without any meeting if such action is taken by written action, containing a waiver of notice, signed by all of the shareholders entitled to vote on that action.
         TENTH.  To the extent permitted by applicable law and regulation:

         (a) Elimination of Certain Liability of Directors. A director of the
             ---------------------------------------------
Association shall not be personally liable to the Association or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the
Association or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         (b)(1) Right to Indemnification. Each person who was or is made a party
                ------------------------
or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative
(hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Association or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Association to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Association to provide broader indemnification rights than said law permitted the Association to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement except to the extent prohibited by 12 CFR
7.5217(b)) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the
Association shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Association. The right to indemnification conferred in this paragraph (b)
shall be a contract right and shall include the right to be paid by the
Association the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General
Corporation Law requires, the payment of such expenses incurred by a director of officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Association of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director of officer is not entitled to be indemnified under this paragraph (b) or otherwise. The Association may, by action of its Board of
Directors, provide indemnification to employees and agents of the Association with the same scope and effect as the foregoing indemnification of directors and officers.

            (2) Non-Exclusivity of Rights. The right to indemnification and the
                -------------------------
payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this paragraph (b) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Association, by-law, agreement, vote of shareholders or disinterested directors or otherwise.

            (3) Insurance. Except to the extent prohibited by 12 CFR 7.5217(d),
                ---------
the Association may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under the
Delaware General Corporation Law.

         ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of holders of such greater amount.

                                                                                                                  Exhibit 2 to Form T-1
                                                           Exhibit 2 to Form T-1

                           COMPTROLLER OF THE CURRENCY
                    TREASURY DEPARTMENT OF THE UNITED STATES
                                Washington, D.C.

         WHEREAS, satisfactory evidence has been presented to the Comptroller of the Currency that all requisite legal and corporate action has been taken by The
Denver National Bank, Denver, Colorado, and The United States National Bank of
Denver, Denver, Colorado, in accordance with the statutes of the United States, to consolidate those two banking institutions under the charter of The Denver
National Bank and under the title "Denver United States National Bank," with capital stock of $8,000,000;
         NOW, THEREFORE, it is hereby certified that such consolidation is approved, effective as of the close of business December 31, 1958.

                                               IN TESTIMONY WHEREOF, witness my
                                               signature and seal of office this
                                               31st day of December 1958.

                                                     /S/  [ILLEGIBLE]
                                                     Comptroller of the Currency
                                                     Charter No. 3269
                                                     Consolidation No. 886

                       [Comptroller of the Currency Logo]

                             Certificate of Approval
                             -----------------------

         Whereas, notice has been transmitted to the Comptroller of the Currency certifying that all requisite legal action has been taken by Denver United
States National Bank, located in Denver, State of Colorado in compliance with
Title 12, U.S.C., Section 30, to change the name of that association to "United
Bank of Denver National Association";
         Therefore, it is hereby certified that such change of name of said association is approved, effective August 31, 1970.

                                                  /S/  WILLIAM B. CAMP
                                                William B. Camp
                                                  Comptroller of the Currency
                         [SEAL]

                                                  Charter No. 3269

[Logo]

--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------
Washington, D.C. 20219

                                   CERTIFICATE
                                   -----------
I, Stephen R. Steinbrink, Acting Comptroller of the Currency, do hereby certify that:

1.   The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2.   Effective April 27, 1992 the titles of the attached Thirty Seven National
     Banking Associations, located in the State of Colorado were changed as shown on the attached Exhibit A.

                                         IN TESTIMONY WHEROF, I have hereunto
                                         subscribed my name and caused my seal
                                         of office to be affixed to these
                                         presents at the Treasury Department, in
                                         the City of Washington and District of
                                         Columbia, this 14th day of May, 1992.

                                             /S/  STEPHEN R. STEINBRINK
                                         ----------------------------------
                                         Acting Comptroller of the Currency

                          [SEAL]

Legal Name Prior to April 27, 1992                        Charter #    Legal Name Effective April 27, 1992
----------------------------------                        ---------    -----------------------------------

United Bank of Academy Place National Association         17891        Norwest Bank Academy Place, National Association
United Bank of Arapahoe National Association              17017        Norwest Bank Arapahoe, National Association
United Bank of Arvada National Association                16747        Norwest Bank Arvada, National Association
United Bank of Aurora National Association                21822        Norwest Bank Aurora, National Association
United Bank of Aurora-City Center National Association    18034        Norwest Bank Aurora-City Center, National
                                                                       Association
United Bank of Aurora-South National Association          21824        Norwest Bank Aurora-South, National Association
United Bank of Bear Valley National Association           15332        Norwest Bank Bear Valley, National Association
United Bank of Boulder National Association               2355         Norwest Bank Boulder, National Association
United Bank of Brighton National Association              21831        Norwest Bank Brighton, National Association
United Bank of Broomfield National Association            21825        Norwest Bank Broomfield, National Association
United Bank of Buckingham Square National Association     16244        Norwest Bank Buckingham Square, National
                                                                       Association
United Bank of Cherry Creek National Association          17361        Norwest Bank Cherry Creek, National Association
United Bank of Colorado Springs National Association      8572         Norwest Bank Colorado Springs, National Association
United Bank of Colorado Springs-East National             15378        Norwest Bank Colorado Springs-East, National
Association                                                            Association
United Bank of Delta National Association                 15321        Norwest Bank Delta, National Association
United Bank of Denver National Association                3269         Norwest Bank Denver, National Association
United Bank of Durango National Association               18761        Norwest Bank Durango, National Association
United Bank of Fort Collins National Association          7837         Norwest Bank Fort Collins, National Association
United Bank of Fort Collins-South National Association    16909        Norwest Bank Fort Collins-South, National
                                                                       Association
United Bank of Garden of the Gods National Association    18762        Norwest Bank Garden of the Gods, National
                                                                       Association
United Bank of Grand Junction National Association        15317        Norwest Bank Grand Junction, National Association
United Bank of Grand Junction-Downtown National           18749        Norwest Bank Grand Junction-Downtown, National
Association                                                            Association
United Bank of Greeley National Association               3148         Norwest Bank Greeley, National Association
United Bank of Highlands Ranch National Association       17887        Norwest Bank Highlands Ranch, National Association
United Bank of Lakewood National Association              15079        Norwest Bank Lakewood, National Association
United Bank of LaSalle National Association               15275        Norwest Bank LaSalle, National Association
United Bank of Littleton National Association             21829        Norwest Bank Littleton, National Association
United Bank of Longmont National Association              17481        Norwest Bank Longmont, National Association
United Bank of Monaco National Association                16475        Norwest Bank Monaco, National Association
United Bank of Montrose National Association              4007         Norwest Bank Montrose, National Association
United Bank of Northglenn National Association            15203        Norwest Bank Northglenn, National Association
United Bank of Pueblo National Association                21776        Norwest Bank Pueblo, National Association
United Bank of Southglenn National Association            15433        Norwest Bank Southglenn, National Association
United Bank of Southwest Plaza National Association       17088        Norwest Bank Southwest Plaza, National Association
United Bank of Steamboat Springs National Association     14400        Norwest Bank Steamboat Springs, National
                                                                       Association
United Bank of Sterling National Association              21827        Norwest Bank Sterling, National Association
United Bank of Sunset Park National Association           15003        Norwest Bank Sunset Park, National Association

                                                        STATE OF COLORADO
--------------------------------------------------------------------------------

Department of Regulatory Agencies
Steven V. Berson                                                   [SEAL]
Executive Director
                                                               ---------------
DIVISION OF BANKING                                            Roy Romer
Barbara M.A. Walker                                            Governor
State Bank Commissioner

James T. Dillon
Chief Deputy Bank Commissioner

February 20, 1992

C. William West, Vice President &
   Assistant General Counsel
Norwest Corporation
1700 Broadway, 20th Floor
Denver, CO  80274

Dear Mr. West:

The Colorado State Banking Board, at the February 20, 1992 meeting, approved the request of Norwest Corporation to change the name of each of its 40 Colorado banking subsidiaries by replacing the work "United" with "Norwest" in the name of each subsidiary. It is understood that on or about April 27, 1992, the bank names will become:

         Norwest Bank Academy Place, National Association
         Norwest Bank Arapahoe, National Association
         Norwest Bank Arvada, National Association
         Norwest Bank Aurora, National Association
         Norwest Bank Aurora-City Center, National Association
         Norwest Bank-South, National Association
         Norwest Bank Bear Valley, National Association
         Norwest Bank Boulder, National Association
         Norwest Bank Brighton, National Association
         Norwest Bank Broomfield, National Association
         Norwest Bank Buckingham Square, National Association
         Norwest Bank Cherry Creek, National Association
         Norwest Bank Colorado Springs, National Association
         Norwest Bank Colorado Springs-East, National Association
         Norwest Bank Delta, National Association
         Norwest Bank Denver, National Association
         Norwest Bank Durango, National Association
         Norwest Bank Fort Collins, National Association
         Norwest Bank Fort Collins-South, National Association
         Norwest Bank Garden of the Gods, National Association
         Norwest Bank Grand Junction, National Association
         Norwest Bank Grand Junction-Downtown, National Association
         Norwest Bank Greeley, National Association

C. William West, Vice President &
 Assistant General Counsel

February 20, 1992

         Norwest Bank Highlands Ranch, National Association
         United Bank of Ignacio National Association
         Norwest Bank Lakewood, National Association
         Norwest Bank LaSalle, National Association
         Norwest Bank Littleton, National Association
         Norwest Bank Longmont, National Association
         Norwest Bank Monaco, National Association
         Norwest Bank Montrose, National Association
         Norwest Bank Northglenn, National Association
         Norwest Bank Pueblo, National Association
         Norwest Bank Skyline, National Association
         Norwest Bank Southglenn, National Association
         Norwest Bank Southwest Plaza, National Association
         Norwest Bank Steamboat Springs, National Association
         Norwest Bank Sterling, National Association
         Norwest Bank Sunset Park, National Association
         Norwest Bank Westminster, National Association

In taking this action, the Banking Board relief on representations and information supplied by you and members of your organization. All information submitted to the Colorado Division of Banking will be retained in our file.

On behalf of the Banking Board and the Division of Banking Staff, let me thank you for your cooperation in this matter.

Sincerely,

FOR:  COLORADO STATE BANKING BOARD

      /S/  J. ROBERT YOUNG
-----------------------------------
J. Robert Young, Chairman

JRY/LSW/scj/1342s

c:       Office of the Comptroller of the Currency, San Francisco, California

                     9400022723 1994/02/07 14:36:24 1/ 3 LET
                  ARIE P. TAYLOR - DENVER COUNTY 15.00 .00 AWE
                                                                        01219137
                                                                BOOK 4256 PG 590

[Logo]   B1219137  BK  4256  PG  590  --  592  02/10/94  08:00
                  ROBERT SACK ADAMS CTY CO REC 15.00 DOC 00.00

--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------
Midwestern District Office
2345 Grand Avenue, Suite 700
Kansas City, Missouri  64108

January 3, 1994

Mr. Terence W. Chase
Manager, External Reporting
Norwest Corporation
Sixth and Marquette
Minneapolis, Minnesota  55479

Dear Mr. Chase:

This letter is the official certification of the Office of the Comptroller of the Currency (OCC) to consolidate Norwest Bank Arapahoe, National Association,
Englewood, CO (Charter No. 17017); Norwest Bank Arvada, National Association,
Arvada, CO (Charter No. 16747); Norwest Bank Aurora, National Association,
Aurora, CO (Charter No. 21822); Norwest Bank Aurora-City Center, National
Association, Aurora, CO (Charter No. 18034); Norwest Bank Aurora-South, National
Association, Aurora, CO (Charter No. 21824); Norwest Bank Bear Valley, National
Association, Denver, CO (Charter No. 15332); Norwest Bank Broomfield, National
Association, Broomfield, CO (Charter No. 21825); Norwest Bank Buckingham Square,
National Association, Aurora, CO (Charter No. 16244); Norwest Bank Cherry Creek,
National Association, Denver, CO (Charter No. 17361); Norwest Bank Highlands
Ranch, National Association, Highlands Ranch, CO (Charter No. 17887); Norwest
Bank Lakewood, National Association, Lakewood, CO (Charter No. 15079); Norwest
Bank Littleton, National Association, Littleton, CO (Charter No. 21829); Norwest
Bank Monaco, National Association, Denver, CO (Charter No. 16475); Norwest Bank
Northglenn, National Association, Northglenn, CO (Charter No. 15203); Norwest
Bank Southglenn, National Association, Littleton, CO (Charter No. 15433);
Norwest Bank Southwest Plaza, National Association, Littleton, CO (Charter No.
17088); into Norwest Bank Denver, National Association, Denver, CO, effective
January 1, 1994. The resulting bank title is "Norwest Bank Colorado, National
Association" and the Charter Number is 3269.

                                                            CERTIFICATION
                                                            -------------
                                                I the Clerk and Recorder for the
                                                CITY AND COUNTY OF DENVER State
                                                -------------------------
                                                of Colorado do hereby certify
                                                this document to be a full, true
                                                and correct copy of the original
                                                document recorded in my office.

                                            [SEAL]            ARIE P. TAYLOR
                                                              Clerk and Recorder

                                                   By   /S/ [ILLEGIBLE] Williams
                                                        ------------------------
                                                             Deputy County Clerk
                                     Date 2-7-94
                                     -----------

Page 2                                                          BOOK 4256 PG 591

This is also the official authorization given to Norwest Bank Colorado, National
Association to operate the branches of the target institutions and to operate the main office of the target institutions as a branch. The newly authorized branches and their assigned OCC branch numbers are listed below:

9350 East Arapahoe Road, Englewood, CO, Certificate No. 91869A
7878 Wadsworth Blvd., Arvada, CO, Certificate No. 91870A
9000 East Colfax Avenue, Aurora, CO, Certificate No. 91871A
999 South Sable Blvd., Aurora, CO, Certificate No. 91872A
2550 South Parker Road, Aurora, CO, Certificate No. 91873A
5353 West Dartmouth Avenue, Denver, CO, Certificate No. 91874A
2 Garden Center, Broomfield, CO, Certificate No. 91875A
1450 South Havana Street, Aurora, CO, Certificate No. 91876A
105 Filmore Street, Denver, CO, Certificate No. 91877A
66 W. Springer Drive, Highlands Ranch, CO, Certificate No. 91878A
7200 West Alameda Avenue, Lakewood, CO, Certificate No. 91879A
5601 South Broadway, Littleton, CO, Certificate No. 91880A
1001 South Monaco Parkway, Denver, CO, Certificate No. 91881A
10701 Melody Drive, Northglenn, CO, Certificate No. 91882A
2350 East Arapahoe Road, Littleton, CO, Certificate No. 91883A
8500 West Bowles Avenue, Littleton, CO, Certificate No. 91884A

We note that the popular names of the branches will be Norwest Bank Colorado,
National Association Arapahoe, Norwest Bank Colorado, National Association
Arvada, Norwest Bank Colorado, National Association Aurora, Norwest Bank
Colorado, National Association Aurora-City Center, Norwest Bank Colorado,
National Association Aurora-South, Norwest Bank Colorado, National Association
Bear Valley, Norwest Bank Colorado, National Association Broomfield, Norwest
Bank Colorado, National Association Buckingham Square, Norwest Bank Colorado,
National Association Cherry Creek, Norwest Bank Colorado, National Association
Highlands Ranch, Norwest Bank Colorado, National Association Lakewood, Norwest
Bank Colorado, National Association Littleton, Norwest Bank Colorado, National
Association Monaco, Norwest Bank Colorado, National Association Northglenn,
Norwest Bank Colorado, National Association Southglenn, Norwest Bank Colorado,
National Association Southwest Plaza, respectively. Branches of a national bank target are not listed since they are automatically carried over to the resulting bank and retain their current OCC branch numbers.

                                                                                                                       BOOK 4256 PG 592

This letter is also the official OCC certification for Norwest Bank Colorado,
National Association to increase its common stock to $50,000,000 as of January
1, 1994.

Sincerely,

/S/ ELLEN TANNER SHEPHERD

Ellen Tanner Shepherd
Corporate Manager

                                               [SEAL]

[Logo]

--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------
Washington, DC 20219

                                   CERTIFICATE
                                   -----------

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1.       The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2.       Effective May 19, 2000, the title of "Norwest Bank Colorado, National
Association," Charter 3269, was changed to "Wells Fargo Bank West, National
Association."

                                           IN TESTIMONY WHEREOF, I have hereunto
                                           subscribed my name and caused my seal
                                           of office to be affixed to these
                                           presents at the Treasury Department,
                                           in the City of Washington and
                                           District of Columbia, this 16th day
                                           of June, 2000.

                                          /S/ JOHN D. HAWKE, JR.
                                          ----------------------
                                          Comptroller of the Currency

                          [SEAL]

                                                           Exhibit 3 to Form T-1

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--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------
Washington, DC 20219

                        CERTIFICATION OF FIDUCIARY POWERS
                        ---------------------------------
         I, Dean E. Miller, Deputy Comptroller for Trust and Securities, do
hereby certify that the records in this Office evidence that the United Bank of
Denver National Association, Denver, Colorado, was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76
Stat. 668, 12 USC 92a. I further certify that the authority so granted remains in full force and effect.
                                          IN TESTIMONY WHEREOF, I have hereunto
                                          subscribed my name and caused the seal
                                          of Office of the Comptroller of the
                                          Currency to be affixed to these
                                          presents at the Treasury Department,
                                          in the City of Washington and District
                                          of Columbia this second day of
                                          October, 1984.

                                                        /S/ DEAN E. MILLER
                                                           Dean E. Miller
                  [SEAL]                                Deputy Comptroller
                                                     for Trust and Securities

                                          The foregoing is a true and complete
                                          copy of a document which is in our
                                          files.
                                             UNITED BANK OF DENVER, N.A.

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--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------
Washington, DC 20219

                                   CERTIFICATE
                                   -----------

I, Stephen R. Steinbrink, Acting Comptroller of the Currency, do hereby certify that:

1.       The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2.       Effective April 27, 1992 the titles of the attached Thirty Seven
National Banking Associations, located in the State of Colorado were changed as shown on the attached Exhibit A.

                                          IN TESTIMONY WHEREOF, I have  hereunto
                                          subscribed my name  and caused my seal
                                          of  office  to  be  affixed  to  these
                                          presents  at the  Treasury Department,
                                          in the City of Washington and District
                                          of  Columbia, this 14th  day  of  May,
                                          1992.

                                          /S/ STEPHEN R. STEINBRINK
                                          ----------------------------------
                                          Acting Comptroller of the Currency

                          [SEAL]

Legal Name Prior to April 27, 1992                        Charter #   Legal Name Effective April 27, 1992
----------------------------------                        ---------   -----------------------------------

United Bank of Academy Place National Association         17891       Norwest Bank Academy Place, National Association
United Bank of Arapahoe National Association              17017       Norwest Bank Arapahoe, National Association
United Bank of Arvada National Association                16747       Norwest Bank Arvada, National Association
United Bank of Aurora National Association                21822       Norwest Bank Aurora, National Association
United Bank of Aurora-City Center National Association    18034       Norwest Bank Aurora-City Center, National Association
United Bank of Aurora-South National Association          21824       Norwest Bank Aurora-South, National Association
United Bank of Bear Valley National Association           15332       Norwest Bank Bear Valley, National Association
United Bank of Boulder National Association               2355        Norwest Bank Boulder, National Association
United Bank of Brighton National Association              21831       Norwest Bank Brighton, National Association
United Bank of Broomfield National Association            21825       Norwest Bank Broomfield, National Association
United Bank of Buckingham Square National Association     16244       Norwest Bank Buckingham Square, National Association
United Bank of Cherry Creek National Association          17361       Norwest Bank Cherry Creek, National Association
United Bank of Colorado Springs National Association      8572        Norwest Bank Colorado Springs, National Association
United   Bank   of   Colorado    Springs-East   National  15378       Norwest   Bank   Colorado   Springs-East,    National
Association                                                           Association
United Bank of Delta National Association                 15321       Norwest Bank Delta, National Association
United Bank of Denver National Association                3269        Norwest Bank Denver, National Association
United Bank of Durango National Association               18761       Norwest Bank Durango, National Association
United Bank of Fort Collins National Association          7837        Norwest Bank Fort Collins, National Association
United Bank of Fort Collins-South National Association    16909       Norwest Bank Fort Collins-South, National Association
United Bank of Garden of the Gods National Association    18762       Norwest Bank Garden of the Gods, National Association
United Bank of Grand Junction National Association        15317       Norwest Bank Grand Junction, National Association
United   Bank  of   Grand   Junction-Downtown   National  18749       Norwest   Bank  Grand   Junction-Downtown,   National
Association                                                           Association
United Bank of Greeley National Association               3148        Norwest Bank Greeley, National Association
United Bank of Highlands Ranch National Association       17887       Norwest Bank Highlands Ranch, National Association
United Bank of Lakewood National Association              15079       Norwest Bank Lakewood, National Association
United Bank of LaSalle National Association               15275       Norwest Bank LaSalle, National Association
United Bank of Littleton National Association             21829       Norwest Bank Littleton, National Association
United Bank of Longmont National Association              17481       Norwest Bank Longmont, National Association
United Bank of Monaco National Association                16475       Norwest Bank Monaco, National Association
United Bank of Montrose National Association              4007        Norwest Bank Montrose, National Association
United Bank of Northglenn National Association            15203       Norwest Bank Northglenn, National Association
United Bank of Pueblo National Association                21776       Norwest Bank Pueblo, National Association
United Bank of Southglenn National Association            15433       Norwest Bank Southglenn, National Association
United Bank of Southwest Plaza National Association       17088       Norwest Bank Southwest Plaza, National Association
United Bank of Steamboat Springs National Association     14400       Norwest Bank Steamboat Springs, National Association
United Bank of Sterling National Association              21827       Norwest Bank Sterling, National Association
United Bank of Sunset Park National Association           15003       Norwest Bank Sunset Park, National Association

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--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------
Midwestern District Office
2345 Grand Avenue, Suite 700
Kansas City, Missouri  64108

January 3, 1994

Mr. Terence W. Chase
Manager, External Reporting
Norwest Corporation
Sixth and Marquette
Minneapolis, Minnesota  55479

Dear Mr. Chase:

This letter is the official certification of the Office of the Comptroller of the Currency (OCC) to consolidate Norwest Bank Arapahoe, National Association,
Englewood, CO (Charter No. 17017); Norwest Bank Arvada, National Association,
Arvada, CO (Charter No. 16747); Norwest Bank Aurora, National Association,
Aurora, CO (Charter No. 21822); Norwest Bank Aurora-City Center, National
Association, Aurora, CO (Charter No. 18034); Norwest Bank Aurora-South, National
Association, Aurora, CO (Charter No. 21824); Norwest Bank Bear Valley, National
Association, Denver, CO (Charter No. 15332); Norwest Bank Broomfield, National
Association, Broomfield, CO (Charter No. 21825); Norwest Bank Buckingham Square,
National Association, Aurora, CO (Charter No. 16244); Norwest Bank Cherry Creek,
National Association, Denver, CO (Charter No. 17361); Norwest Bank Highlands
Ranch, National Association, Highlands Ranch, CO (Charter No. 17887); Norwest
Bank Lakewood, National Association, Lakewood, CO (Charter No. 15079); Norwest
Bank Littleton, National Association, Littleton, CO (Charter No. 21829); Norwest
Bank Monaco, National Association, Denver, CO (Charter No. 16475); Norwest Bank
Northglenn, National Association, Northglenn, CO (Charter No. 15203); Norwest
Bank Southglenn, National Association, Littleton, CO (Charter No. 15433);
Norwest Bank Southwest Plaza, National Association, Littleton, CO (Charter No.
17088); into Norwest Bank Denver, National Association, Denver, CO, effective
January 1, 1994. The resulting bank title is "Norwest Bank Colorado, National
Association" and the Charter Number is 3269.

This is also the official authorization given to Norwest Bank Colorado, National
Association to operate the branches of the target institutions and to operate the main office of the target institutions as a branch. The newly authorized branches and their assigned OCC branch numbers are listed below:

9350 East Arapahoe Road, Englewood, CO, Certificate No. 91869A
7878 Wadsworth Blvd., Arvada, CO, Certificate No. 91870A
9000 East Colfax Avenue, Aurora, CO, Certificate No. 91871A
999 South Sable Blvd., Aurora, CO, Certificate No. 91872A
2550 South Parker Road, Aurora, CO, Certificate No. 91873A
5353 West Dartmouth Avenue, Denver, CO, Certificate No. 91874A
2 Garden Center, Broomfield, CO, Certificate No. 91875A
1450 South Havana Street, Aurora, CO, Certificate No. 91876A
105 Filmore Street, Denver, CO, Certificate No. 91877A

66 W. Springer Drive, Highlands Ranch, CO, Certificate No. 91878A
7200 West Alameda Avenue, Lakewood, CO, Certificate No. 91879A
5601 South Broadway, Littleton, CO, Certificate No. 91880A
1001 South Monaco Parkway, Denver, CO, Certificate No. 91881A
10701 Melody Drive, Northglenn, CO, Certificate No. 91882A
2350 East Arapahoe Road, Littleton, CO, Certificate No. 91883A
8500 West Bowles Avenue, Littleton, CO, Certificate No. 91884A

We note that the popular names of the branches will be Norwest Bank Colorado,
National Association Arapahoe, Norwest Bank Colorado, National Association
Arvada, Norwest Bank Colorado, National Association Aurora, Norwest Bank
Colorado, National Association Aurora-City Center, Norwest Bank Colorado,
National Association Aurora-South, Norwest Bank Colorado, National Association
Bear Valley, Norwest Bank Colorado, National Association Broomfield, Norwest
Bank Colorado, National Association Buckingham Square, Norwest Bank Colorado,
National Association Cherry Creek, Norwest Bank Colorado, National Association
Highlands Ranch, Norwest Bank Colorado, National Association Lakewood, Norwest
Bank Colorado, National Association Littleton, Norwest Bank Colorado, National
Association Monaco, Norwest Bank Colorado, National Association Northglenn,
Norwest Bank Colorado, National Association Southglenn, Norwest Bank Colorado,
National Association Southwest Plaza, respectively. Branches of a national bank target are not listed since they are automatically carried over to the resulting bank and retain their current OCC branch numbers.

This letter is also the official OCC certification for Norwest Bank Colorado,
National Association to increase its common stock to $50,000,000 as of January
1, 1994.

Sincerely,

/S/ ELLEN TANNER SHEPHERD

Ellen Tanner Shepherd
Corporate Manager

                                                  [SEAL]

[Logo]

--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------
Washington, DC 20219

                                   CERTIFICATE
                                   -----------
I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1.   The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2.   Effective May 19, 2000, the title of "Norwest Bank Colorado, National
     Association," Charter No. 3269, was changed to "Wells Fargo Bank West,
     National Association."

                                           IN TESTIMONY WHEREOF, I have hereunto
                                           subscribed my name and caused my seal
                                           of office to be affixed to these
                                           presents at the Treasury Department,
                                           in the City of Washington and
                                           District of Columbia, this 16th day
                                           of June, 2000.
       [Medallion Signature Guarantee]
                                           /S/  JOHN D. HAWKE, JR.
                                           ----------------------------
                                           Comptroller of the Currency

                          [SEAL]

                                                           Exhibit 4 to Form T-1

                   WELLS FARGO BANK WEST, NATIONAL ASSOCIATION

                                     BY-LAWS
                                     -------

                                    ARTICLE I
                                    ---------
                            Meetings of Shareholders
                            ------------------------
         Section 1.1 Annual Meeting. The regular annual meeting of the
                     --------------
shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting shall be held on the third
Thursday of January of each year at such time and place as the Board of
Directors may designate. If for any cause the annual meeting of shareholders for the election of directors is not held on the date fixed in this by-law, such meeting may be held on some other day, notice thereof having been given in accordance with the requirements of Section 5149, United States Revised
Statutes, and the meeting conducted according to the provisions of these by-laws.

         Section 1.2 Special Meetings. Except as otherwise specifically provided
                     ----------------
by statute, special meetings of shareholders may be called for any purpose at any time by the Board of Directors, by the Chief Executive Officer, by the
President, or by any one or more shareholders owning in the aggregate not less than 25 percent of the then outstanding shares, as provided in Article Ninth of the Articles of Association.

         Section 1.3 Notice of Meetings. A notice of each annual or special
                     ------------------
shareholders' meeting, setting forth the time, place, and purpose of the meeting, shall be given, by first-class mail, postage prepaid, to each shareholder of record at least ten days prior to the date on which such meeting is to be held; but any failure to mail such notice of any annual meeting, or any irregularity therein, shall not affect the validity of such annual meeting or of any of the proceedings thereat. Notwithstanding anything in these by-laws to the contrary, a valid shareholders' meeting may be held without notice whenever notice thereof shall be waived in writing by all shareholders, or whenever all shareholders shall be present or represented at the meeting.

         Section 1.4 Quorum. The holders of a majority of the stock issued and
                     ------
outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, and may transact any business except such as may, under the provisions of law, the Articles of Association, or these by-laws, require the vote of holders of a greater number of shares. If, however, such majority shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until such time as the Board of Directors may determine.

         Section 1.5 Proxies and Voting Rights. At each meeting of the
                     -------------------------
shareholders each shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such shareholder, which proxy shall be valid for that meeting or any adjournments thereof, shall be dated, and shall be filed with the records of the meeting. No officer or employee of this Association may act as proxy. Each shareholder shall have one vote for each share of stock having voting power which is registered in his name on the books of the Association. Voting for the election of directors and voting upon any other matter which may be brought before any shareholders'
meeting may, but need not, be by ballot, unless voting by ballot be requested by a shareholder present at the meeting.

         Section 1.6 Proceedings and Record. The Chairman of the Board shall
                     ----------------------
preside at all meetings of the shareholders or, in case of his absence or inability to act, the President or, in case of the absence or inability to act of both of them, any Vice President may preside at any such meeting. The presiding officer shall appoint a person to act as secretary of each shareholders' meeting; provided, however, that the shareholders may appoint some other person to preside at their meetings or to act as secretary thereof. A record of all business transacted shall be made of each shareholders' meeting showing, among other things, the names of the shareholders present and the number of shares of stock held by each, the names of the shareholders represented by proxy and the number of shares held by each, the names of the proxies, the number of shares voted on each motion or resolution and the number of shares voted for each candidate for director. This record shall be entered in the minute book of the Association and shall be subscribed by the secretary of the meeting.

                                   ARTICLE II
                                   ----------
                                    Directors
                                    ---------
         Section 2.1 Board of Directors. The Board of Directors (hereinafter
                     ------------------
referred to as the "Board") shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by the Board.

         Section 2.2 Number and Qualifications. The Board shall consist of not
                     -------------------------
less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board may not increase the number of directors to a number which (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

         Each director shall, during the full term of his directorship, be a citizen of the United States, and at least two-thirds of the directors shall have resided in the State of Colorado, or within one hundred miles of the location of the office of the Association, for at least one year immediately preceding their election, and shall be residents of such state or within a one-hundred-mile territory of the location of the Association during their continuance in office. Each director, during the full term of his directorship, shall own a minimum of $1,000 par value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over this Association within the meaning of Section 2 of the Bank Holding Company Act of 1956, as amended.

         Section 2.3 Organization Meeting. A meeting of the newly elected Board
                     --------------------
shall be held at the main office of this Association, without notice, immediately following the adjournment of the annual meeting of the shareholders, or at such other time and at such other place to which said meeting may be adjourned. No business shall be transacted at any such meeting until a majority of the directors elected shall have taken an oath of office as prescribed by law, and no director elected shall participate in the business transacted at any such meeting of the Board until he shall have taken said oath. If at any such meeting there is not a quorum of the directors present who shall have taken the oath of office, the members present may adjourn the meeting from time to time until a quorum is secured. At such meeting of the newly elected Board, if a quorum is present, the directors may elect officers for the ensuing year and transact any and all business which may be brought before them.

         Section 2.4 Regular Meetings. The regular meetings of the Board shall
                     ----------------
be held, without notice other than by this by-law, on the third Thursday of every other month, at such time and place as the Board may designate. If the day fixed for a regular meeting falls upon a bank or legal holiday, the meeting shall be held on the next succeeding banking business day or on such other date specified by the Board, in which case notice shall be given to each director as provided in Section 2.6.

         Section 2.5 Special Meetings. Special meetings of the Board may be
                     ----------------
called by the Chairman of the Board, the President, or the Secretary, and shall be called at the request of one-third or more of the directors.

         Section 2.6 Notice of Meetings. Each member of the Board shall be given
                     ------------------
not less than one day's notice by telephone, telegram, letter, or in person, stating the time and place of any regular or special meeting; such notice may, but need not, state the purpose of said meeting. Notwithstanding anything in these by-laws to the contrary, a valid directors' meeting may be held without notice whenever notice thereof shall be waived in writing by all of the directors, or whenever all of the directors are present at the meeting.

         Section 2.7 Quorum and Voting. A majority of the directors shall
                     -----------------
constitute a quorum at all directors' meetings. Except where the vote of a greater number of directors is required by the Articles of Association, these by-laws or under provisions of law, the vote of a majority of the directors at a meeting at which a quorum is present shall be sufficient to transact business.

         Section 2.8 Proceedings and Record. The Chairman of the Board, if such
                     ----------------------
officer shall have been designated by the Board, shall preside at all meetings thereof, and in his absence or inability to act (or if there shall be no
Chairman of the Board) the President, and in his absence or inability to act, any other director appointed chairman of the meeting pro tempore, shall preside at meetings of the directors. The Secretary, any Assistant Secretary, or any other person appointed by the Board, shall act as secretary of the Board and shall keep accurate minutes of all meetings.

         Section 2.9 Vacancies. Any vacancy in the Board may be filled by
                     ---------
appointment at any regular or special meeting of the Board by the remaining directors in accordance with the laws of the United States, and any director so appointed shall hold his place until the next election.

         Section 2.10 Meetings by Telephone. Unless otherwise provided by the
                      ---------------------
articles of association, one or more members of the board of directors may participate in a meeting of the board by teleconference or by similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

         Section 2.11 Action Without a Meeting. Any action required or permitted
                      ------------------------
to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors. Such consent (which may be signed in counterparts) shall have the same force and effect as a unanimous vote of the directors and may be stated as such in any document. Unless the consent specifies a different effective date, action taken herein is effective when all directors have signed the consent. All consents signed pursuant to this Section 2.11 shall be delivered to the secretary of the bank for inclusion in the minutes or for filing with the bank records.

                                   ARTICLE III
                                   -----------
                             Committees of the Board
                             -----------------------
         Section 3.1 Executive Committee. The Board may appoint annually or more
                     -------------------
often an Executive Committee consisting of three or more directors. In the event an Executive Committee is appointed, the Executive Committee shall have the power to approve, review, and delegate authority to make loans and otherwise extend credit and to purchase and sell bills, notes, bonds, debentures and other legal investments and to establish and review general loan and investment policies. In addition, when the Board is not in session, the Executive Committee shall have the power to exercise all powers of the Board, except those that cannot legally be delegated by the Board. The Executive Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board at which a quorum is present.

         Section 3.2 Trust Committees. The Board shall appoint a Trust Audit
                     ----------------
Committee, whose members shall be directors of the Association who have no direct or indirect responsibility for the trust function. This Committee shall, at least once during each calendar year and within fifteen months of the last such audit, make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board and at such time shall ascertain and report to the Board whether said Department has been administered in accordance with applicable laws and regulations and sound fiduciary principles. Every report to the Board under this section, together with the action taken thereon, shall be noted in the minutes of the Board. The
Board shall from time to time appoint such other committees of such membership and with such powers and duties as it is required to appoint under the provisions of Regulation 9 issued by the Comptroller of the Currency relating to the trust powers of national banks, or any amendments thereto, and may appoint such other committees of such membership and with such powers and duties as the
Board may provide and as are permitted by said Regulation 9, or any amendments thereto.

         Section 3.3 Other Committees. The Board, by a majority vote of the whole Board, may create from its own members or (to the extent permitted by applicable statutes, laws and regulations) from its own members and/or officers or employees of the Association, or other persons, such other committees as it may from time to time deem necessary, and may designate the name and term of existence and prescribe the duties thereof.

         Section 3.4 Proceedings and Record. Each committee appointed by the
                     ----------------------
Board may hold regular meetings at such time or times as may be fixed by the
Board or by the committee itself. Special meetings of any committee may be called by the chairman or vice chairman or any two members thereof. The Board may, at the time of the appointment of any committee, designate alternate or advisory members, designate its chairman, vice chairman, and secretary, or any one or more thereof, and the committee itself may appoint such of said officers as have not been so designated by the Board if they deem such appointment necessary or advisable. The secretary may but need not be a member of the committee. The Board may at any time prescribe or change the number of members whose presence is required to constitute a quorum at any or all meetings of a committee. The quorum so prescribed need not be a majority of the members of the committee. If no quorum is prescribed by the Board, the presence of a majority of the members of the committee shall be required to constitute a quorum. Each committee shall keep such records of its meetings and proceedings as may be required by law or applicable regulations and may keep such additional records of its meetings and proceedings as it deems necessary or advisable, and each committee may make such rules of procedure for the conduct of its own meetings and the method of discharge of its duties as it deems advisable. Each committee appointed by the Board may appoint subcommittees composed of its own members or other persons and may rely on information furnished to it by such subcommittees or by statistical or other fact-finding departments or employees of this
Association, provided that final action shall be taken in each case by the committee.

                                   ARTICLE IV
                                   ----------
                             Officers and Employees
                             ----------------------
         Section 4.1 Appointment of Officers. The Board shall appoint a
                     -----------------------
President, one or more Vice Presidents, and a Cashier and/or Secretary and may appoint a Chairman of the Board and such other officers as from time to time may appear to the Board to be required or desirable to transact the business of the
Association. Only directors shall be eligible for appointment as President or
Chairman of the Board. If a director other than the President is appointed
Chairman of the Board, the Board shall designate either of these two officers as the chief executive officer of this Association. The chief executive officer or any other officers authorized by the Board from time to time may appoint other officers below the rank of Executive Vice President by filing a written notice of such officer appointments with the Cashier or Secretary.

         Section 4.2 Tenure of Office. Officers shall hold their respective
                     ----------------
offices for the current year for which they are appointed unless they resign, become disqualified or are removed. Any officer appointed by the Board may be removed at any time by the affirmative vote of a majority of the full Board or in accordance with authority granted by the Board. During the year between its organization meetings, the Board may appoint additional officers and shall promptly fill any vacancy occurring in any office required to be filled.

         Section 4.3 Chief Executive Officer. The chief executive officer shall
                     -----------------------
supervise the carrying out of policies adopted or approved by the Board, shall have general executive powers as well as the specific powers conferred by these by-laws, and shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board.

         Section 4.4 Secretary or Assistant Secretary. The Secretary or any
                     --------------------------------
Assistant Secretary shall attend to the giving of all notices required by these by-laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the Office of Secretary, or imposed by these by-laws; and shall also perform such other duties as may be assigned from time to time by the Board.

         Section 4.5 General Authority and Duties. Officers shall have the
                     ----------------------------
general powers and duties customarily vested in the office of such officers of a corporation and shall also exercise such powers and perform such duties as may be prescribed by the Articles of Association, by these by-laws, or by the laws or regulations governing the conduct of the business of national banking associations, and shall exercise such other powers and perform such other duties not inconsistent with the Articles of Association, these by-laws or laws or regulations as may be conferred upon or assigned to them by the Board or the chief executive officer.

         Section 4.6 Employees and Agents. Subject to the authority of the
                     --------------------
Board, the chief executive officer, or any other officer of the Association authorized by him, may appoint or dismiss all or any employees and agents and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

         Section 4.7 Bonds of Officers and Employees. The officers and employees
                     -------------------------------
of this Association shall give bond with security to be approved by the Board in such penal sum as the Board shall require, conditioned for the faithful and honest discharge of their respective duties and for the faithful application and accounting of all monies, funds and other property which may come into their possession or may be entrusted to their care or placed in their hands. In the discretion of the Board in lieu of having individual bonds for each officer and employee, there may be substituted for the bonds provided for herein a blanket bond covering all officers and employees providing coverage in such amounts and containing such conditions and stipulations as shall be approved by the chief executive officer of this Association but subject to the supervision and control of the Board.

                                    ARTICLE V
                                    ---------
                          Stock and Stock Certificates
                          ----------------------------
         Section 5.1 Transfers. Shares of stock shall be transferable only on
                     ---------
the books of the Association upon surrender of the certificate for cancellation, and a transfer book shall be kept in which all transfers of stock shall be recorded.

         Section 5.2 Stock Certificates. Certificates of stock shall be signed
                     ------------------
by the chief executive officer, the President, or any Executive Vice President and the Secretary, or any Assistant Secretary, or any other officer appointed by the Board for that purpose, and shall be sealed with the corporate seal. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed, and shall meet the requirements of Section 5139, United States Revised Statutes, as
amended.

         Section 5.3 Dividends. Transfers of stock shall not be suspended
                     ---------
preparatory to the declaration of dividends and, unless an agreement to the contrary shall be expressed in the assignments, dividends shall be paid to the shareholders in whose name the stock shall stand at the time of the declaration of the dividends or on such record date as may be fixed by the Board.

         Section 5.4 Lost Certificates. In the event of loss or destruction of a
                     -----------------
certificate of stock, a new certificate may be issued in its place upon proof of such loss or destruction and upon receipt of an acceptable bond or agreement of indemnity as maybe required by the Board.

                                   ARTICLE VI
                                   ----------
                                 Corporate Seal
                                 --------------
         Section 6.1  Form.  The corporate seal of the Association shall have
                      ----
inscribed thereon the name of the Association.

         Section 6.2 Authority to Impress. The chief executive officer, the
                     --------------------
President, the Secretary, any Assistant Secretary, or other officer designated by the Board, shall have authority to impress or affix the corporate seal to any document requiring such seal, and to attest the same.

                                   ARTICLE VII
                                   -----------
                            Miscellaneous Provisions
                            ------------------------
         Section 7.1 Banking Hours. The days and hours during which this
                     -------------
Association shall be open for business shall be fixed from time to time by the
Board, the chief executive officer, or the President, consistent with national and state laws governing banking and business transactions.

         Section 7.2 Execution of Written Instruments. All instruments,
                     --------------------------------
documents, or agreements relating to or affecting the property or business and affairs of this Association, or of this Association when acting in any representative or fiduciary capacity, shall be executed, acknowledged, verified, delivered or accepted in behalf of this Association by the chief executive officer, the President, any Executive Vice President, any person specifically designated by the Board as an "Executive Officer" of this Association, or by such other officer, officers, employees, or designated signers, as the Board may from time to time direct.

         Section 7.3 Records. The Articles of Association, these by-laws, and
                     -------
any amendments thereto, and the proceedings of all regular and special meetings of the directors and of the shareholders shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the person appointed to act as secretary of the meeting.

         Section 7.4  Fiscal Year.  The fiscal year of the Association shall be
the calendar year.    -----------

         Section 7.5 Corporate Governance Procedures. In accordance with 12
                     -------------------------------
C.F.R. Section 7.2000, to the extent not inconsistent with applicable federal banking statutes or regulations or bank safety and soundness, this Association designates and elects to follow the corporate governance procedures of the
Delaware General Corporation Law, as amended from time to time.

                                  ARTICLE VIII
                                  ------------
                                     By-Laws
                                     -------
         Section 8.1 Inspection. A copy of these by-laws, with all amendments
                     ----------
thereto, shall at all times be kept in a convenient place at the main office of the Association, and shall be open for inspection to all shareholders during banking hours.

         Section 8.2 Amendments. These by-laws may be changed or amended at any
                     ----------
regular or special meeting of the Board by a vote of a majority of the full
Board or at any regular or special meeting of shareholders by the vote of the holders of a majority of the stock issued and outstanding and entitled to vote thereat.

                                                           Exhibit 6 to Form T-1

                           CONSENT OF TRUSTEE REQUIRED
                  BY SECTION 321(b) OF THE TRUST INDENTURE ACT

         Pursuant to the requirements of Section 321(b) of the Trust Indenture
Act of 1939, as amended (the "Act"), in connection with the indenture dated as of March 13, 2002 between St. Mary Land & Exploration Company, a Delaware corporation, and Wells Fargo Bank West, N.A., the undersigned hereby consents that reports of examinations of the undersigned by federal, state, territorial or district authorities authorized to make such examinations may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor, as contemplated by the Act.

                                           WELLS FARGO BANK WEST, N.A.

Dated:  May 17, 2002                        By:      /S/  GRETCHEN L. MIDDENTS
                                            ------------------------------------
                                            Gretchen L. Middents, Vice President

                                                           Exhibit 7 to Form T-1
----------------------------------------------------------------------------------------------------------------
                                                               Board of Governors of the Federal Reserve System
                                                               OMB Number 7100-0036
                                                               Federal Deposit Insurance Corporation
                                                               OMB Number 3054-0052
                                                               Office of the Commissioner of the Currency
                                                               OMB Number 1557-0081
                                                               Expires March 31, 2004

Federal Financial Institutions Examination Council
----------------------------------------------------------------------------------------------------------------

                                                                Please refer to page i,
                                                                Table of Contents, for
                                                                the required disclosure
                                                                of estimated burden.
----------------------------------------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business December 31, 2001                      20011231
                                                                     ------------
                                                                     (RCRI 9999)

This report is required by law: 12 U.S.C.ss. 324            This report form is to be filed by banks with
(State member banks); 12 U.S.C.ss. 1817 (State              domestic offices only.  Banks with foreign offices
nonmember banks); and 12 U.S.C.ss. 161 (National            (as defined in the instructions) must file FFIEC
banks).                                                     031.

----------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be           The Reports of Conditions and Income are to be
signed by an authorized officer and the Report of           prepared in accordance with Federal regulatory
Condition must be attested to by not less than two          authority instructions.
directors (trustees) for State nonmember banks and
three directors for State member and National banks.        We, the undersigned directors (trustees), attest
                                                            to the correctness of the Report of Condition
I, Karen B. Martin, Vice President                          (including the supporting schedules) for this
----------------------------------------------------
 Name and Title of Officer Authorized to Sign Report        report date and declare that it has been examined
                                                            by us and to the best of our knowledge and belief
of the named bank do hereby declare that the                has been prepared in conformance with the
Reports of Condition and Income (including the              instructions issued by the appropriate Federal
supporting schedules) for this report date have             regulatory authority and is true and correct.
been prepared in conformance with the instructions
issued by the appropriate Federal regulatory
authority and are true to the best of my knowledge          /S/  [ILLEGIBLE]
and belief.                                                 ----------------
                                                             Director (Trustee)
/S/  KAREN B. MARTIN                                        /S/  [ILLEGIBLE]
----------------------------------------------------        ----------------
  Signature of Officer Authorized to Sign Report             Director (Trustee)
              1/29/02                                       /S/  [ILLEGIBLE]
----------------------------------------------------        ----------------
  Date of Signature                                          Director (Trustee)
----------------------------------------------------------------------------------------------------------------

Submission of Reports
                                                            For electronic filing assistance, contact EDS Call
Each bank must prepare its Reports of Condition and         Report Services, 2150 N. Prospect Ave., Milwaukee,
Income either:                                              WI 53202, telephone (800) 255-1571.
(a)  in electronic form and then file the computer
     data file directly with the banking agencies'          To fulfill the signature and attestation requirement
     collection agent, Electronic Data Systems              for the Reports of Condition and Income for this
     (EDS), by modem or on computer diskette; or            report date, attach this signature page (or a
(b)  in hard-copy (paper) form and arrange for              photocopy or a computer-generated version of this
     another party to convert the paper report to           page) to the hard-copy record of the complete report
     electronic form. That party (if other than EDS)        that the bank places in its files.
     must transmit the bank's computer data file to
     EDS.
----------------------------------------------------------------------------------------------------------------
FDIC Certificate Number:                03011               Wells Fargo Bank West, N.A.
                                       -------              ----------------------------------------------------
                                     (RCRI 9050)              Legal Title of Bank (TEXT 9010)
http://www.wellsfargo.com                                   Denver
----------------------------------------------------        ----------------------------------------------------
Primary Internet Web Address of Bank                          City (TEXT 9130)
(Home Page), if any (TEXT 4087)                             CO                          80274-0002
(Example: www.examplebank.com)                              ----------------------------------------------------
                                                            State Abbrev. (TEXT 9200) Zip Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance
Corporation, Office of the Comptroller of the Currency.

Consolidated Reports of Condition and Income for                                                   FFIEC 031
A Bank With Domestic Offices Only                                                                  Page I
                                                                                                        2
-------------------------------------------------------------------------------------------------------------

Table of Contents

Signature Page                             Cover

Report of Income                                            Report of Condition
Schedule RI - Income Statement     RI-1, 2, 3               Schedule RC - Balance Sheet             RC-1, 2
                              -----                                                    -------------
Schedule RI-A - Changes in Equity Capital     RI-4          Schedule RC-A - Cash and Balances Due
                                         -----                From Depository Institutions             RC-3
Schedule RI-B - Charge-offs and Recoveries                                                -------------
   on Loans and Leases and Changes in Allowance             Schedule RC-B - Securities           RC-3, 4, 5
   for Loan and Lease Losses     RI-4, 5                                              -----------
                            -----                           Schedule RC-C - Loans and Lease Financing
Schedule RI-D - Income from                                  Receivables:
   International Operations     RI-6                         Part I. Loans and Leases               RC-6, 7
                           -----                                                     ---------------
Schedule RI-E - Explanations     RI-6, 7                     Part II. Loans to Small Businesses and
                            -----                            Small Farms (to be completed for the
                                                             June report only; not included in the
                                                             forms for the September and December
                                                             reports)                             RC-7a, 7b
Disclosure of Estimated Burden                                       -----------------------------
                                                           Schedule RC-D - Trading Assets and
The estimated average burden associated with this             Liabilities  (to be completed only
information collection is 35.5 hours per                      by selected banks)                       RC-8
respondent and is estimated to vary from 14 to 500                              -----------------------
hours per response, depending on individual                Schedule RC-E - Deposit Liabilities     RC-9, 10
circumstances.  Burden estimates include the time                                             -----
for reviewing instructions, gathering and                  Schedule RC-F - Other Assets               RC-11
maintaining data in the required form, and                                             ---------------
completing the information collection, but exclude         Schedule RC-G - Other Liabilities          RC-11
the time for compiling and maintaining business                                             ----------
records in the normal course of a respondent's             Schedule RC-H - Selected Balance Sheet
activities.  A Federal agency may not conduct or              Items for Domestic Offices              RC-12
sponsor, and an organization (or a person) is not                                       --------------
required to respond to a collection of                     Schedule RC-I - Assets and Liabilities
information, unless it displays a currently valid             of IBFs                                 RC-12
OMB control number.  Comments concerning the                         ---------------------------------
accuracy of this burden estimate and suggestions           Schedule RC-K - Quarterly Averages         RC-13
for reducing this burden should be directed to the                                           ---------
Office of Information and Regulatory Affairs,              Schedule RC-L - Derivatives and
Office of Management and Budget, Washington, D.C.             Off-Balance Sheet Items             RC-14, 15
20503, and to one of the following:                                                  -------------
                                                           Schedule RC-M - Memoranda                  RC-16

Secretary                                                  Schedule RC-N - Past Due and Nonaccrual
Board of Governors of the Federal Reserve System              Loans, Leases, and Other Assets     RC-17, 18
Washington, D.C.  20551                                                                      -----
                                                           Schedule RC-O - Other Data for Deposit
Legislative and Regulatory Analysis Division                  Insurance and FICO Assessments      RC-19, 20
Office of the Comptroller of the Currency                                                   ------
Washington, D.C.  20219                                    Schedule RC-R - Regulatory Capital        RC-21,
                                                              22, 23,24                      --------
Assistant Executive Secretary                              Schedule RC-S - Securitization and
Federal Deposit Insurance Corporation                         Asset Sales Activities       RC-25,26, 27,27a
Washington, D.C.  20429                                                             -------
                                                           Schedule RC-T - Fiduciary and Related Services
                                                              (to be completed beginning
                                                              December 31, 2001)              RC-28, 29, 30
                                                                                --------------
                                                           Optional Narrative Statement Concerning
                                                           the Amounts Reported in the Reports
                                                           of Condition and Income                    RC-31
                                                                                  --------------------
                                                           Special Report (to be completed by all banks)

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RI-1
Legal Title of Bank                                                                                   3
Denver                                                                                              -----
-----------------------------------------------------------
City
CO                                        80274-0002
-----------------------------------------------------------
State                                     Zip Code

FDIC Certificate Number - 03011

Consolidated Report of Income
for the period January 1, 2001 - December 31, 2001

All Report of income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI -- Income Statement

                                                                                           -----------------
                                                            Dollar Amounts in Thousands RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Interest Income:
  a.  Interest and fee income on loans:
    (1) In domestic offices:
                                                                                        --------------------
      (a)Loans secured by real estate                                                    4011        584,877  1.a.1.a
                                     -------------------------------------------------  --------------------
      (b)Loans to finance agricultural production and other loans to farmers             4024          9,332  1.a.1.b
                                                                            ----------  --------------------
      (c)Commercial and industrial loans                                                 4012         72,801  1.a.1.c
                                        ----------------------------------------------  --------------------
      (d)Loans to individuals for household, family, and other personal expenditures:

        (1)Credit cards                                                                  B485              0  1.a.1.d.1
                       ---------------------------------------------------------------  --------------------
        (2)Other (includes single payment, installment, all student loans, and revolving
           credit plans other than credit cards)                                         B486        141,594  1.a.1.d.2
                                                --------------------------------------  --------------------
      (e)Loans to foreign governments and official institutions                          4056              0  1.a.1.e
                                                               -----------------------  --------------------
      (f)All other loans in domestic offices                                             B487         12,778  1.a.1.f
                                            ------------------------------------------  --------------------
    (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                    4059              0  1.a.2
                                                                     -----------------  -------------------
    (3) Total interest and fee income on loans(sum of items 1.a.(1)(a) through 1.a.(2))  4010        821,392  1.a.3
                                                                                        --------------------
  b.  Income from lease financing receivables                                            4065              8  1.b
                                             -----------------------------------------  -------------------
  c.  Interest income on balances due from depository institutions:  (1)                 4115         17,203  1.c
                                                                        --------------  --------------------
  d.  Interest and dividend income on securities:
    (1) U.S. Treasury securities and U.S. Government agency obligations (excluding
        mortgage-backed securities)                                                      B488         11,027  1.d.1
                                   ---------------------------------------------------  --------------------
    (2) Mortgage-backed securities                                                       B489        226,937  1.d.2
                                  ----------------------------------------------------  --------------------
    (3) All other securities (includes securities issued by states and political
        subdivisions in the U.S.)                                                        4060          3,429  1.d.3
                                 -----------------------------------------------------  --------------------
  e.  Interest income from trading assets                                                4069              0  1.e
                                         ---------------------------------------------  --------------------
  f.  Interest income on federal funds sold and securities purchased under agreements to
      resell                                                                             4020            380  1.f
            --------------------------------------------------------------------------  --------------------
  g.  Other interest income                                                              4518          1,119  1.g
                           -----------------------------------------------------------  --------------------
  h.  Total interest income (sum of items 1.a.(3) through 1.g)                           4107      1,081,495  1.h
                                                              ------------------------  --------------------
2.  Interest expense:
  a.  Interest on deposits:
    (1) Interest on deposits in domestic offices:
      (a)Transaction accounts (NOW accounts, ATS accounts, and
         telephone and preauthorized transfer accounts)                                  4508          6,995  2.a.1.a
                                                       -------------------------------  --------------------
      (b)Nontransaction accounts:
        (1)Savings deposits (includes MMDAs)                                             0093        102,539  2.a.1.b.1
                                            ------------------------------------------  --------------------
        (2)Time deposits of $100,000 or more                                             A517         14,143  2.a.1.b.2
                                            ------------------------------------------  --------------------
        (3)Time deposits of less than $100,000                                           A518         32,074  2.a.1.b.3
                                              ----------------------------------------  --------------------
    (2) Interest on deposits in foreign offices, Edge and agreement subsidiaries,
        and IBFs                                                                         4172         17,851  2.a.2
                ----------------------------------------------------------------------  --------------------
  b.  Expense of federal funds purchased and securities sold under agreements to
      repurchase                                                                         4180        149,636  2.b
                ----------------------------------------------------------------------  --------------------
  c.  Interest on trading liabilities and other borrowed money                           4185          1,031  2.c
                                                              ------------------------  --------------------
---------
  (1) Includes interest income on time certificates of deposits not held for trading.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RI-3
Legal Title of Bank                                                                                   4

FDIC Certificate Number - 03011

Schedule RI -- Continued
                                                                           ----------------
                                                                              Year-to-date
                                                                           ----------------
                                           Dollar Amounts in Thousands RIAD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------
2.  Interest expense (continued):
  d.  Interest on subordinated notes and debentures                    4200          11,768                   2.d
                                                   ------------------  --------------------
  e.  Total interest expense (sum of items 2.a through 2.d)            4073         336,037                   2.e
                                                           ----------  -------------------------------------
3.  Net interest income (item 1.h minus 2.e)                                                 4074    745,458  3
                                            ---------------------------                    -----------------
4.  Provision for loan and lease losses                                                      4230     60,517  4
                                       --------------------------------                    -----------------
5.  Noninterest income:
                                                                       --------------------
  a.  Income from fiduciary activities (1)                             4070          29,368                   5.a
                                          ---------------------------  --------------------
  b.  Service charges on deposit accounts in domestic offices          4080          94,240                   5.b
                                                             --------  --------------------
  c.  Trading revenue (2)                                              A220           1,691                   5.c
                         --------------------------------------------  --------------------
  d.  Investment banking, advisory, brokerage, and underwriting fees
      and commissions                                                  B490           7,939                   5.d
                     ------------------------------------------------  --------------------
  e.  Venture capital revenue                                          B491               0                   5.e
                             ----------------------------------------  --------------------
  f.  Net servicing fees                                               B492               0                   5.f
                        ---------------------------------------------  --------------------
  g.  Net securitization income                                        B493               0                   5.g
                               --------------------------------------  --------------------
  h.  Insurance commissions and fees                                   B494           2,744                   5.h
                                    ---------------------------------  --------------------
  i.  Net gains (losses) on sales of loans and leases                  5416           1,426                   5.i
                                                     ----------------  --------------------
  j.  Net gains (losses) on sales of other real-estate owned           5415             197                   5.j
                                                            ---------  --------------------
  k.  Net gains (losses) on sales of other assets (excluding
      securities)                                                      B496             656                   5.k
                 ----------------------------------------------------  --------------------
  l.  Other noninterest income*                                        B497          59,086                   5.l
                               --------------------------------------  -------------------------------------
  m.  Total noninterest income (sum of items 5.a through 5.l)                                4079    197,347  5.m
                                                             --------                      -----------------
6.a.  Realized gains (losses) on held-to-maturity securities                                 3521          0  6.a
                                                            ---------                      -----------------
  b.  Realized gains (losses) on available-for-sale securities                               3196    100,034  6.b
                                                              -------                      -----------------
7.  Noninterest expense:
                                                                       --------------------
  a.  Salaries and employee benefits                                   4135         167,109                   7.a
                                    ---------------------------------  --------------------
  b.  Expenses of premises and fixed assets (net of rental income)
      (excluding salaries and employee benefits and mortgage interest) 4217          34,954                   7.b
                                                                       --------------------
  c.  Amortization expense of intangible assets (including goodwill)   4531           8,601                   7.c
                                                                    -  --------------------
  d.  Other noninterest expense*                                       4092         267,980                   7.d
                                -------------------------------------  -------------------------------------
  e.  Total noninterest expense (sum of items 7.a through 7.d)                               4093    478,644  7.e
                                                              -------                      -----------------
8.  Income (loss) before income taxes and extraordinary
    items, and other adjustments (item 3 plus or minus items 4, 5.m,
    6.a, 6.b, and 7.e)                                                                       4301    503,678  8
                      -----------------------------------------------                      -----------------
9.  Applicable income taxes (on item 8)                                                      4302    171,111  9
                                       ------------------------------                      -----------------
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus item 9)                                                                    4300    332,567  10
                         --------------------------------------------                      -----------------
11. Extraordinary items and other adjustments, net of income taxes *                         4320          0  11
                                                                    -                      -----------------
12. Net income (loss) (sum of items 10 and 11)                                               4340    332,567  12
                                              -----------------------      ---------------------------------
---------
  * Describe on Schedule RI-E - Explanations.
  (1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
  (2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RI-4
Legal Title of Bank                                                                                   5
                                                                                                    -----
FDIC Certificate Number - 03011

Schedule RI -- Continued
                                                                                           -----------------
                                                                                               Year-to-Date
                                                                                           -----------------
Memoranda                                           Dollar Amounts in Thousands         RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income
    tax purposes                                                                        4513             386  M.1
                ----------------------------------------------------------------------  --------------------

2.  Income from the sale and servicing of mutual funds and annuities in domestic
    offices(included in Schedule RI, item 8)                                            8431             467  M.2
                                     -------------------------------------------------  --------------------
3.  Income on tax-exempt loans and leases to states and political subdivisions in
    the U.S. (included in Schedule RI, items 1.a and 1.b)                               4313           1,024  M.3
                                                         -----------------------------  --------------------
4.  Income on tax-exempt securities issued by states and political subdivisions in the
    U.S. (included in Schedule RI, item 1.d.(3))                                        4507           2,588  M.4
                                                --------------------------------------  --------------------
5.  Number of full-time equivalent employees at end of current period (round to                Number
    nearest whole number)                                                               4150           3,509  M.5
                         -------------------------------------------------------------  --------------------
6.  Not applicable
                                                                                        --------------------
7.  If the reporting bank has restated its balance sheet as a results of applying           CCYY / MM / DD
    push dowr accounting this calendar year, report the date of the bank's
    acquisition (1)                                                                     9106             N/A  M.7
                   -------------------------------------------------------------------  -------------------
8. Trading revenue (from cash instruments and derivative instruments) (sum of
  Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item
  7) of $2 million or more for any quarter of the preceding calendar year.):
                                                                                        --------------------
                                                                                        RIAD  Bil  Mil  Thou
                                                                                        --------------------
  a.  Interest rate exposures                                                           8757           1,495  M.8.a
                             ---------------------------------------------------------  --------------------
  b.  Foreign exchange exposures                                                        8758             196  M.8.b
                                ------------------------------------------------------  --------------------
  c.  Equity security and index exposures                                               8759               0  M.8.c
                                         ---------------------------------------------  --------------------
  d.  Commodity and other exposures                                                     8760               0  M.8.d
                                   ---------------------------------------------------  --------------------

                                                                                        --------------------
9.  Impact on income of derivatives held for purposes other than trading:               RIAD  Bil  Mil  Thou
                                                                                        --------------------
  a.  Net increase (decrease) to interest income                                        8761               0  M.9.a
                                                --------------------------------------  --------------------
  b.  Net (increase) decrease to interest expense                                       8762               0  M.9.b
                                                 -------------------------------------  --------------------
  c.  Other (noninterest) allocations                                                   8763               0  M.9.c
                                     -------------------------------------------------  --------------------
10. Credit losses on derivatives (see instructions)                                     A251               0  M.10
                                                   -----------------------------------  --------------------
11. Does the reporting bank have a Subchapter S election in effect for                           YES / NO
    federal income tax purposes for the current year ?                                  --------------------
                                                                                        A530         NO       M.11
                                                      --------------------------------  --------------------
---------
  (1) For example, a bank acquired on June 1, 2001, would report 20010601

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RI-5
Legal Title of Bank                                                                                   6
                                                                                                    -----
FDIC Certificate Number - 03011

Schedule RI-A -- Changes in Equity Capital

Indicate decreases and losses in parentheses.
                                                                                        --------------------
                                                            Dollar Amounts in Thousands RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Total equity capital most recently reported for the December 31, 2000, Reports
    of Condition and Income (i.e., after adjustments from amended Reports of Income)    3217       1,026,977  1
                                                                                    --  --------------------
2.  Restatements due to corrections of material accounting errors and changes in
    accounting principles*                                                              B507               0  2
                          ------------------------------------------------------------  --------------------
3.  Balance end of previous calendar year as restated (sum of items 1 and 2)            B508       1,026,977  3
                                                                            ----------  --------------------
4.  Net income (loss) (must equal Schedule RI, item 12)                                 4340         332,567  4
                                                       -------------------------------  --------------------
5.  Sale, conversion, acquisition, or retirement of capital stock, net (excluding
    treasury stock transactions)                                                        B509               0  5
                                ------------------------------------------------------  --------------------
6.  Treasury stock transactions, net                                                    B510               0  6
                                    --------------------------------------------------  --------------------
7.  Changes incident to business combinations, net                                      4356               0  7
                                                  ------------------------------------  --------------------
8.  LESS:  Cash dividends declared on preferred stock                                   4470               0  8
                                                     ---------------------------------  --------------------
9.  LESS:  Cash dividends declared on common stock                                      4460         185,000  9
                                                  ------------------------------------  --------------------
10. Other comprehensive income (1)                                                      B511         (51,667) 10
                                 -----------------------------------------------------  --------------------
11. Other transactions with parent holding company * (not included in items 5, 6,
    8, or 9 above)                                                                      4415          25,000  11
                  --------------------------------------------------------------------  --------------------
12. Total equity capital end of current period (sum of items 3 through 11) (must equal
    Schedule RC, item 28)                                                               3210       1,147,877  12
                         -------------------------------------------------------------  --------------------
---------
  * Describe on Schedule RI-E - Explanations.
  (1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses)
      on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

Schedule RI-B-- Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases

                                                                  ------------------------------------------
                                                                                (Column A)       (Column B)
Part I excludes charge-offs and recoveries through                         Charge-offs (1)       Recoveries
the allocated transfer risk reserve.                              ------------------------------------------
                                                                                 Calendar year-to-date
                                                                  ------------------------------------------
                                      Dollar Amounts in Thousands RIAD  Bil  Mil  Thou  RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:
  a.  Construction, land development, and other land loans in
      domestic offices                                            3582           1,700  3583              94  1.a
                      ------------------------------------------  ------------------------------------------
  b.  Secured by farmland in domestic offices                     3584              12  3585               0  1.b
                                             -------------------  ------------------------------------------
  c.  Secured by 1-4 family residential properties in domestic offices:
    (1) Revolving, open-end loans secured by 1-4 family
        residential properties and extended under lines of
        credit                                                    5411           3,539  5412             180  1.c.1
              --------------------------------------------------  ------------------------------------------
    (2) Closed-end loans secured by 1-4 family residential
        properties                                                5413           1,543  5414             491  1.c.2
                  ----------------------------------------------  ------------------------------------------
  d.  Secured by multifamily (5 or more) residential properties
      in domestic offices                                         3588               0  3589               4  1.d
                         ---------------------------------------  ------------------------------------------
  e.  Secured by nonfarm nonresidential properties in domestic
      offices                                                     3590           3,357  3591             423  1.e
             ---------------------------------------------------  ------------------------------------------
  f.  In foreign offices                                          B512               0  B513               0  1.f
                        ----------------------------------------  ------------------------------------------
2.  Loans to depository institutions and acceptances of other banks:
  a.  To U.S. banks and other U.S. depository institutions        4653               0  4663               0  2.a
                                                          ------  ------------------------------------------
  b.  To foreign banks                                            4654               0  4664               0  2.b
                      ------------------------------------------  ------------------------------------------
3.  Loans to finance agricultural production and other loans to
    farmers                                                       4655             111  4665              85  3
           -----------------------------------------------------  ------------------------------------------
4.  Commercial and industrial loans:
  a.  To U.S. addressees (domicile)                               4645           9,428  4617           2,620  4.a
                                   -----------------------------  ------------------------------------------
  b.  To non-U.S. addressees (domicile)                           4646               0  4618               0  4.b
                                       -------------------------  ------------------------------------------
5.  Loans to individuals for household, family, and other personal expenditures:
  a.  Credit cards                                                B514               0  B515               0  5.a
                  ----------------------------------------------  ------------------------------------------
  b.  Other (includes single payment, installment, all student
      loans and revolving credit plans other than credit cards)   B516           6,670  B517           3,364  5.b
                                                               -  ------------------------------------------
---------
  (1) Includes write-downs arising from transfers of loans to the held-for-sale account.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RI-6
Legal Title of Bank                                                                                   7
                                                                                                    -----
FDIC Certificate Number - 03011

Schedule RI-B -- Continued

Part I. Continued
                                                                  ------------------------------------------
                                                                                (Column A)       (Column B)
                                                                           Charge-offs (1)       Recoveries
                                                                  ------------------------------------------
                                                                                Calendar year-to-date
                                                                  ------------------------------------------
                                      Dollar Amounts in Thousands RIAD  Bil  Mil  Thou  RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
6.  Loans to foreign governments and official institutions        4643               0  4627               0  6
                                                          ------  ------------------------------------------
7.  All other loans                                               4644           1,354  4628              34  7
                   ---------------------------------------------  ------------------------------------------
8.  Lease financing receivables:
  a.  To U.S. addressees (domicile)                               4658               0  4668               0  8.a
                                   -----------------------------  ------------------------------------------
  b.  To non-U.S. addressees (domicile)                           4659               0  4669               0  8.b
                                       -------------------------  ------------------------------------------
9.  Total (sum of items 1 through 8)                              4635          27,714  4605           7,295  9
                                    ----------------------------  ------------------------------------------

                                                                  ------------------------------------------
Memoranda                                                                       (Column A)       (Column B)
                                                                           Charge-offs (1)       Recoveries
                                                                  ------------------------------------------
                                                                                Calendar year-to-date
                                                                  ------------------------------------------
                                      Dollar Amounts in Thousands RIAD  Bil  Mil  Thou  RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
    included in Schedule RI-B, part I, items 4 and 7, above       5409               0  5410               0  M.1
                                                           -----  ------------------------------------------
2.  Loans secured by real estate to non-U.S. addressees (domicile)
    (included in Schedule RI-B, part I, item 1, above):           4652               0  4662               0  M.2
                                                       ---------  ------------------------------------------
---------
  (1) Includes write-downs arising from transfers of loans to the held-for-sale account.

Part II.  Changes in Allowance for Loan and Lease Losses
                                                                                        --------------------
                                                            Dollar Amounts in Thousands RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Balance most recently reported for the December 31, 2000, Reports of Condition
  and Income (i.e., after adjustments from amended Reports of Income)                   B522          79,109  1
                                                                     -----------------  --------------------
2.  Recoveries (must equal part I, item 9, column B above)                              4605           7,295  2
                                                          ----------------------------  --------------------
3.  LESS:  Charge-offs (sum of part I, item 9, column A above and Schedule RI-E,
    item 6.a)                                                                           C079          27,714  3
             -------------------------------------------------------------------------  --------------------
4.  Provision for loan and lease losses (must equal Schedule RI, item 4)                4230          60,517  4
                                                                        --------------  --------------------
5.  Adjustments * (see instructions for this schedule)                                  4815          (2,983) 5
                                                      --------------------------------  --------------------
6.  Balance end of current period (sum of items 1 through 5)
  (must equal Schedule RC, item 4.c)                                                    3123         116,224  6
                                    --------------------------------------------------  --------------------
---------
  * Include as a negative number write-downs arising from transfers of loan to the held-for-sale account. Describe all adjustments on Schedule RI-E -
    Explanations, item 6.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RI-7
Legal Title of Bank                                                                                   8
                                                                                                    -----
FDIC Certificate Number - 03011

Schedule RI-D -- Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

                                                                                        --------------------
                                                                                               Year-to-Date
                                                                                        --------------------
                                                            Dollar Amounts in Thousands RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Interest income and expense attributable to international operations:
  a.  Gross interest income                                                             B523             N/A  1.a
                           -----------------------------------------------------------  --------------------
  b.  Gross interest expense                                                            B524             N/A  1.b
                            ----------------------------------------------------------  --------------------
2.  Net interest income attributable to international operations (item 1.a minus 1.b)   B525             N/A  2.
                                                                                     -  --------------------
3.  Noninterest income and expense attributable to international operations:
  a.  Noninterest income attributable to international operations                       4097             N/A  3.a
                                                                 ---------------------  --------------------
  b.  Provisions for loan and lease losses attributable to international operations     4235             N/A  3.b
                                                                                   ---  --------------------
  c.  Other noninterest expense attributable to international operations                4239             N/A  3.c
                                                                        --------------  --------------------
  d.  Net noninterest income (expense) attributable to international operations
      (item 3.a minus 3.b and 3.c)                                                      4843             N/A  3.d
                                  ----------------------------------------------------  --------------------
4.  Estimated pretax income attributable to international operations before capital
    allocation adjustment (sum of items 2 and 3.d)                                      4844             N/A  4
                                                  ------------------------------------  --------------------
5.  Adjustment to pretax income for internal allocations to international operations
    to reflect the effects of equity capital on overall bank funding costs              4845             N/A  5
                                                                          ------------  --------------------
6.  Estimated pretax income attributable to international operations after capital
    allocation adjustment (sum of items 4 and 5)                                        4846             N/A  6
                                                --------------------------------------  --------------------
7.  Income taxes attributable to income from international operations as estimated
    in item 6                                                                           4797             N/A  7
             -------------------------------------------------------------------------  --------------------
8.  Estimated net income attributable to international operations (item 6 minus 7)      4341             N/A  8
                                                                                  ----  --------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RI-8
Legal Title of Bank                                                                                   9
                                                                                                    -----
FDIC Certificate Number - 03011

Schedule RI-E -- Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                        --------------------
                                                                                               Year-to-Date
                                                                                        --------------------
                                                            Dollar Amounts in Thousands RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe the three largest amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
            TEXT
       -----                                                                            --------------------
    a. C013 Income and fees from the printing and sale of checks                        C013               0  1.a
       -----------------------------------------------------------------------------------------------------
    b. C014 Earnings on/increase in value of cash surrender value of life insurance     C014               0  1.b
       -----------------------------------------------------------------------------------------------------
    c. C016 Income and fees from automated teller machines (ATMs)                       C016               0  1.c
       -----------------------------------------------------------------------------------------------------
    d. 4042 Rent and other income from other real estate owned                          4042               0  1.d
       -----------------------------------------------------------------------------------------------------
    e. C015 Safe deposit box rent                                                       C015               0  1.e
       -----------------------------------------------------------------------------------------------------
    f. 4461 Merchant Discounts                                                          4461          18,275  1.f
       -----------------------------------------------------------------------------------------------------
    g. 4462 Processing Fees                                                             4462          15,595  1.g
       -----------------------------------------------------------------------------------------------------
    h. 4463                                                                             4463             N/A  1.h
       -----------------------------------------------------------------------------------------------------
2. Other noninterest income (from Schedule RI, item 7.d): Itemize and describe the three largest amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
            TEXT
       -----                                                                            --------------------
    a. C017 Data processing expenses                                                    C017               0  2.a
       -----------------------------------------------------------------------------------------------------
    b. 0497 Advertising and marketing expenses                                          0497               0  2.b
       -----------------------------------------------------------------------------------------------------
    c. 4136 Director's fees                                                             4136               0  2.c
       -----------------------------------------------------------------------------------------------------
    d. C018 Printing, stationery, and supplies                                          C018               0  2.d
       -----------------------------------------------------------------------------------------------------
    e. 8403 Postage                                                                     8403               0  2.e
       -----------------------------------------------------------------------------------------------------
    f. 4141 Legal fees and expenses                                                     4141               0  2.f
       -----------------------------------------------------------------------------------------------------
    g. 4146 FDIC deposit insurance assessments                                          4146               0  2.g
       -----------------------------------------------------------------------------------------------------
    h. 4464 Intercompany Allocations                                                    4464         222,170  2.h
       -----------------------------------------------------------------------------------------------------
    i. 4467 Fee & Service Charge Expenses                                           4467          15,832  2.i
       -----------------------------------------------------------------------------------------------------
     j 4468                                                                             4468             N/A  2.j
       -----------------------------------------------------------------------------------------------------
3.Extraordinary items and other adjustments and applicable income tax effect
  (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
            TEXT
       -----                                                                            --------------------
a. (1) 6373 Effect of adopting FAS 133, "Accounting for Derivative Instruments and
            Hedging Activities"                                                         6373               0  3.a
       -----------------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                    4486        0                      3.a.2
                                       ----------------------------------  ---------------------------------
       -----
b. (1) 4487                                                                             4487             N/A  3.b.1
       -----------------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                    4486        0                      3.b.2
                                       ----------------------------------  ---------------------------------
       -----
c. (1) 4489                                                                             4489             N/A  3.c.1
       -----------------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                    4491        0                      3.c.2
                                       ----------------------------------  ---------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RI-9
Legal Title of Bank                                                                                   10
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RI-E -- Continued
                                                                                                ------------
                                                                                                Year-to-Date
                                                                                           -----------------
                                                            Dollar Amounts in Thousands RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
            TEXT
       -----                                                                            --------------------
    a. B526                                                                             B526             N/A  4.a
       -----------------------------------------------------------------------------------------------------
    b. B527                                                                             B527             N/A  4.b
       -----------------------------------------------------------------------------------------------------
5. Other transactions with parent holding company (from Schedule RI-A, item 11)
  (itemize and describe all such transactions):
            TEXT
       -----                                                                            --------------------
    a. 4498 Capital infusions                                                           4498          25,000  5.a
       -----------------------------------------------------------------------------------------------------
    b. 4499                                                                             4499             N/A  5.b
       -----------------------------------------------------------------------------------------------------
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part
   II, item 5) (itemize and describe all adjustments):
            TEXT
       -----                                                                            --------------------
    a. 5523 Write-downs arising from transfers of loans in the held-for-sale account    5523               0  6.a

       -----------------------------------------------------------------------------------------------------
    b. 4522 Sale of loans to related banks                                              4522          (2,983) 6.b
       -----------------------------------------------------------------------------------------------------
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
                                            RIAD
                                            ----
   X = NO COMMENT - Y = COMMENT             4769      X
                                -----------  ----------------
   Other explanations (please type or print clearly):
            TEXT (70 characters per line)
       -----
       4769
       -------------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC-031
-----------------------------------------------------------                                        RC-1
Legal Title of Bank                                                                                   11                                                                                                                                                                                                                                                                                                                                                                                                       RC-111
Denver                                                                                              ------
-----------------------------------------------------------
City
CO                                          80274-0002
-----------------------------------------------------------
State                                       Zip Code

Consolidated Report of Condition for Insured Commercial
and State-Chartered Savings Banks for December 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC -- Balance Sheet

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
  a.  Noninterest-bearing balances and currency and coin (1)                            0081       1,012,076  1.a
                                                            --------------------------  --------------------
  b.  Interest-bearing balances (2)                                                     0071         652,187  1.b
                                   ---------------------------------------------------  --------------------
2.  Securities:
  a.  Held-to-maturity securities (from Schedule RC-B, column A)                        1754               0  2.a
                                                                ----------------------  --------------------
  b.  Available-for-sale securities (from Schedule RC-B, column D)                      1773       3,503,982  2.b
                                                                  --------------------  --------------------
3.  Federal funds sold and securities purchased under agreements to resell              1350          10,627  3
                                                                          ------------  --------------------
4.  Loans and lease financing receivables (from Schedule RC-C):
  a.  Loans and leases held for sale                                                    5369         540,251  4.a
                                    -----------------------------------  -----------------------------------
  b.  Loans and leases, net of unearned income                           B528 11,761,472                      4.b
                                              -------------------------  ---------------
  c.  LESS:  Allowance for loan and lease losses                         3123   116,224                       4.c
                                                -----------------------  -----------------------------------
  d.  Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)       B529      11,645,248  4.d
                                                                                 -----  --------------------
5.  Trading assets (from Schedule RC-D)                                                 3545             878  5
                                       -----------------------------------------------  --------------------
6.  Premises and fixed assets (including capitalized leases)                            2145         130,346  6
                                                            --------------------------  --------------------
7.  Other real estate owned (from Schedule RC-M)                                        2150           8,788  7
                                                --------------------------------------  --------------------
8.  Investments in unconsolidated subsidiaries and associated companies (from
    Schejule RC-M)                                                                      2130               0  8
                  --------------------------------------------------------------------  --------------------
9.  Customers' liability to this bank on acceptances outstanding                        2155             305  9
                                                                ----------------------  --------------------
10. Intangible assets:
    a.  Goodwill                                                                        3163          44,327  10.a
                ----------------------------------------------------------------------  --------------------
    b.  Other intangible assets (from Schedule RC-M)                                    0426          33,474  10.b
                                                    ----------------------------------  --------------------
11. Other assets (from Schedule RC-F)                                                   2160         342,160  11
                                     -------------------------------------------------  --------------------
12. Total assets (sum of items 1 through 11)                                            2170      17,924,649  12
                                            ------------------------------------------  --------------------
---------
  (1) Includes cash items in process of collection and unposted debits.
  (2) Includes time certificates of deposit not held for trading.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-2
Legal Title of Bank                                                                                   12
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC -- Continued
                                                                                              --------------
                                                               Dollar Amounts in Thousands    Bil  Mil  Thou
-------------------------------------------------------------------------------------------   --------------
LIABILITIES
13. Deposits:
                                                                                           ----
    a.  In domestic offices (sum of totals of columns A and C from Schedule                RCON
                                                                                           -----------------
        RC-C, part I)                                                                      2200    9,824,858  13.a
                      -------------------------------------------------------------------  -----------------
      (1)Noninterest-bearing (1)                                           6631   3,348,171                   13.a.1
                                -----------------------------------------  ----------------
      (2)Interest-bearing                                                  6636   6,476,687                   13.a.2
                         ------------------------------------------------  --------------------
    b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs                      RCFN
                                                                                           -----------------
      (from Schedule RC-E, part II)                                                        2200      535,612  13.b
                                   -------------------------------------------------------------------------
      (1)Noninterest-bearing                                               6631         0                     13.b.1
                            --------------------------------------------------------------------------------
      (2)Interest-bearing                                                  6636   535,612  RCFD               13.b.2
                         ----------------------------------------------------------------------
14. Federal funds purchased and securities sold under agreements to repurchase             2800    5,939,136  14
                                                                              -----------  -----------------
15. Trading liabilities (from Schedule RC-D)                                               3548          858  15
                                            ---------------------------------------------  -----------------
16. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases) (from Schedule RC-M):                                        3190       26,115  16
                                                   --------------------------------------  -----------------
17. Not applicable
                                                                                           -----------------
18. Bank's liability on acceptances executed and outstanding                               2920          305  18
                                                            -----------------------------  -----------------
19. Subordinated notes and debentures (2)                                                  3200      332,000  19
                                         ------------------------------------------------  -----------------
20. Other liabilities (from Schedule RC-G)                                                 2930      117,814  20
                                          -----------------------------------------------  -----------------
21. Total liabilities (sum of items 13 through 20)                                         2948   16,776,698  21
                                                  ---------------------------------------  -----------------
22. Minority interest in consolidated subsidiaries                                         3000           74  22
                                                  ---------------------------------------  -----------------
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                          3838            0  23
                                                 ----------------------------------------  -----------------
24. Common stock                                                                           3230      100,000  24
                -------------------------------------------------------------------------  -----------------
25. Surplus (exclude all surplus related to preferred stock)                               3839      562,660  25
                                                            -----------------------------  -----------------
26. a.  Retained earnings                                                                  3632      480,245  26.a
                         ----------------------------------------------------------------  -----------------
    b.  Accumulated other comprehensive income (3)                                         B530        4,972  26.b
                                                  ---------------------------------------  -----------------
27. Other equity capital components (4)                                                    A130            0  27
                                       --------------------------------------------------  -----------------
28. Total equity capital (sum of items 23 through 27)                                      3210    1,147,877  28
                                                     ------------------------------------  -----------------
29. Total liabilities, minority interest, and equity capital (sum of items 21,
    22, and 28)                                                                            3300   17,924,649  29
               --------------------------------------------------------------------------  -----------------

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best           -----------------
    describes the most comprehensive level of auditing work performed for the bank         RCFD     Number
    by independent external auditors as of any date during 2000                            -----------------
                                                                                           6724          N/A  M.1
                                                                                           -----------------

1 =  Independent audit of the bank conducted in            4 =  Director's examination of the bank conducted
     accordance with generally accepted auditing                in accordance with generally accepted auditing
     standards by a certified public accounting                 standards by a certified public accounting firm
     firm which submits a report on the bank                    (may be required by state chartering authority)
2 =  Independent audit of the bank's parent holding        5 =  Directors' examination of the bank performed by
     company conducted in accordance with generally             other external auditors (may be required by state
     accepted auditing standards by a certified public          chartering authority)
     accounting firm which submits a report on the         6 =  Review of the bank's financial statements by
     consolidated holding company (but not on the bank          external auditors
     separately)                                           7 =  Compilation of the bank's financial statements
3 =  Attestation on bank management's assertion on the          by external auditors
     effectiveness of the bank's internal control over     8 =  Other audit procedures (excluding tax
     financial reporting by a certified public                  preparation work)
     accounting firm                                       9 =  No external audit work

---------
  (1) Includes total demand deposits and noninterest-bearing time and savings deposits.
  (2) Includes limited-life preferred stock and related surplus.
  (3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
  (4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-3
Legal Title of Bank                                                                                   13
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-A -- Cash and Balance Due From Depository Institutions

Exclude assets held for trading.
                                                                           ---------------------------------
                                                                               (Column A)       (Column B)
                                                                              Consolidated      Domestic
                                                                                Bank           Offices
                                                                           ---------------------------------
                                      Dollar Amounts in Thousands RCFD  Bil  Mil  Thou  RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Cash items in process of collection, unposted debits, and
    currency and coin                                             0022         962,779                        1
                     -------------------------------------------  ------------------------------------------
  a.  Cash items in process of collection and unposted debits                           0020        780,851  1.a
                                                             ---                        --------------------
  b.  Currency and coin                                                                 0080        181,928  1.b
                       -----------------------------------------                        --------------------
2.  Balance due from depository institutions in the U.S.                                0082         36,908  2
                                                        --------  ------------------------------------------
  a.  U.S. branches and agencies of foreign banks (including
      their IBFs)                                                 0083               0                        2.a
                 -----------------------------------------------  --------------------
  b.  Other commercial banks in the U.S. and other depository
      institutions in the U.S. (including their IBFs)             0085          36,908                        2.b
                                                     -----------  ------------------------------------------
3.  Balance due from banks in foreign countries and foreign
    central banks                                                                       0070         651,966  3
                 -----------------------------------------------  ------------------------------------------
  a.  Foreign branches of other U.S. banks                        0073          651,937                       3.a
                                          ----------------------  ---------------------
  b.  Other banks in foreign countries and foreign central
      banks                                                       0074               29                       3.b
           -----------------------------------------------------  ------------------------------------------
4.  Balances due from Federal Reserve Banks                       0090           12,610 0090          12,610  4
                                           ---------------------  ------------------------------------------
5.  Total (sum of items 1 through 4) (total of column A must
    equal Schedule RC, sum of items 1.a and 1.b)                  0010        1,664,263 0010       1,664,263  5
                                        ------------------------  ------------------------------------------

Schedule RC-B -- Securities

Exclude assets held for trading.

                                  --------------------------------------------------------------------------
                                             Held-to-maturity                   Available-for-sale
                                  --------------------------------------------------------------------------
                                      (Column A)        (Column B)         (Column C)         (Column D)
                                    Amortized Cost      Fair Value       Amortized Cost       Fair Value
                                  -----------------  -----------------  -----------------  -----------------
      Dollar Amounts in Thousands RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------
1.  U.S. Treasury securities      0211            0  0213            0  1286      130,729  1287      134,552  1
                            ----  --------------------------------------------------------------------------
2.  U.S. Government agency obligations
  (exclude mortgage-backed securities):
  a.  Issued by U.S. Government
      agencies (1)                1289            0  1290            0  1291          368  1293          394  2.a
                  --------------  --------------------------------------------------------------------------
  b.  Issued by U.S. Government-
      sponsored agencies (2)      1294            0  1295            0  1297       48,931  1298       51,449  2.b
                            ----  --------------------------------------------------------------------------
3.  Securities issued by states
    and political subdivisions
    in the U.S.                   8496            0  8497            0  8498       44,306  8499       45,376  3
               -----------------  --------------------------------------------------------------------------
---------
  (1) Includes Small Business Administration `Guaranteed Loan Pool Certificates,
      ' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
  (2) Includes obligations (other than mortgage-backed securities) issued by the
      Farm Credit System, the Federal Home Loan Bank System, The Federal Home
      Loan Mortgage Corporation, the Federal National Mortgage Association, the
      Financing Corporation, Resolution Funding Corporation, the Student Loan
      Marketing Association, and the Tennessee Valley Authority.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-4
Legal Title of Bank                                                                                   14
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-B -- Continued
                                  --------------------------------------------------------------------------
                                             Held-to-maturity                   Available-for-sale
                                  --------------------------------------------------------------------------
                                      (Column A)        (Column B)         (Column C)         (Column D)
                                    Amortized Cost      Fair Value       Amortized Cost       Fair Value
                                  -----------------  -----------------  -----------------  -----------------
      Dollar Amounts in Thousands RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------

4.  Mortgage-backed securities (MBS):
  a.  Pass-through securities:
    (1) Guaranteed by GNMA        1698            0  1699            0  1   701 1,755,476  1702    1,740,010  4.a.1
                          ------  --------------------------------------------------------------------------
    (2) Issued by FNMA and FHLMC  1703            0  1705            0     1706 1,393,251  1707    1,406,734  4.a.2
                                  --------------------------------------------------------------------------
    (3) Other pass-through
        securities                1709            0  1710            0  1711            0  1713            0  4.a.3
                  --------------  --------------------------------------------------------------------------
  b.  Other mortgage-backed securities
      (include CMOs, REMICs and
      stripped MBS):
    (1) Issued or guaranteed by
        FNMA, FHLMC, or GNMA      1714            0  1715            0  1716       17,589  1717       17,673  4.b.1
                            ----  --------------------------------------------------------------------------
    (2) Collateralized by MBS
        issued or guaranteed by
        FNMA, FHLMC, or GNMA      1718            0  1719            0  1731           16  1732           17  4.b.2
                            ----  --------------------------------------------------------------------------
    (3) All other mortgage-
        backed securities         1733            0  1734            0  1735       40,593  1736       40,677  4.b.3
                         -------  --------------------------------------------------------------------------
5.  Asset-backed securities (ABS):
  a.  Credit card receivables     B838            0  B839            0  B840        1,229  B841        1,256  5.a
                             ---  --------------------------------------------------------------------------
  b.  Home equity lines           B842            0  B843            0  B844            0  B845            0  5.b
                       ---------  --------------------------------------------------------------------------
  c.  Automobile loans            B846            0  B847            0  B848        1,769  B849        1,795  5.c
                      ----------  --------------------------------------------------------------------------
  d.  Other consumer loans        B850            0  B851            0  B852        3,158  B853        3,276  5.d
                          ------  --------------------------------------------------------------------------
  e.  Commercial and industrial
      loans                       B854            0  B855            0  B856          375  B857          361  5.e
           ---------------------  --------------------------------------------------------------------------
  f.  Other                       B858            0  B859            0  B860            0  B861            0  5.f
           ---------------------  --------------------------------------------------------------------------
6.  Other debt securities:
  a.  Other domestic debt
      securities                  1737            0  1738            0  1739        1,807  1741        1,813  6.a
                ----------------  --------------------------------------------------------------------------
  b.  Foreign debt securities     1742            0  1743            0  1744        4,137  1746        4,139  6.b
                             ---  --------------------------------------------------------------------------
7.  Investments in mutual funds and
    other equity securities with
    readily determinable fair
    values (1)                                                           A510      53,124  A511       54,460  7
              ------------------                                         -----------------------------------
8.  Total (sum of items 1 through
    7) (total of Column A must
    equal Schedule RC item 2.a)
    (total of column D must
    equal Schedule RC, item
    2.b)                          1754            0  1771            0  1772    3,496,858  1773    3,503,982  8
        ------------------------  --------------------------------------------------------------------------
---------
  (1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-5
Legal Title of Bank                                                                                   15
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-B -- Continued

                                                                                           -----------------
Memoranda                                                   Dollar Amounts in Thousands RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------

1.  Pledged securities (1)                                                              0416         115,607  M.1
                          ------------------------------------------------------------  --------------------
2.  Maturity and repricing data for debt securities (1,2) (excluding those in nonaccrual status):
  a.Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
    mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:  (3,4)
    (1) Three months or less                                                            A549          19,140  M.2.a.1
                            ----------------------------------------------------------  --------------------
    (2) Over three months through 12 months                                             A550           8,823  M.2.a.2
                                           -------------------------------------------  --------------------
    (3) Over one year through three years                                               A551         135,909  M.2.a.3
                                         ---------------------------------------------  --------------------
    (4) Over three years through five years                                             A552          11,516  M.2.a.4
                                           -------------------------------------------  --------------------
    (5) Over five years through 15 years                                                A553          63,159  M.2.a.5
                                        ----------------------------------------------  --------------------
    (6) Over 15 years                                                                   A554           5,864  M.2.a.6
                     -----------------------------------------------------------------  --------------------
  b.  Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:  (3,5)
    (1) Three months or less                                                            A555          40,807  M.2.b.1
                            ----------------------------------------------------------  --------------------
    (2) Over three months through 12 months                                             A556           2,017  M.2.b.2
                                           -------------------------------------------  --------------------
    (3) Over one year through three years                                               A557             115  M.2.b.3
                                         ---------------------------------------------  --------------------
    (4) Over three years through five years                                             A558             186  M.2.b.4
                                           -------------------------------------------  --------------------
    (5) Over five years through 15 years                                                A559          58,551  M.2.b.5
                                        ----------------------------------------------  --------------------
    (6) Over 15 years                                                                   A560       3,045,068  M.2.b.6
                     -----------------------------------------------------------------  --------------------
  c.  Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
      exclude mortgage pass-through securities) with an expected average life of:(6)
    (1) Three years or less                                                             A561          19,646  M.2.c.1
                           -----------------------------------------------------------  --------------------
    (2) Over three years                                                                A562          38,721  M.2.c.2
                        --------------------------------------------------------------  --------------------
  d.  Debt securities with a REMAINING MATURITY of one
      year or less (included in Memorandum items 2.a through 2.c above)                 A248          26,941  M.2.d
                                                                       ---------------  --------------------
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
    report the amortized cost at date of sale or transfer)                              1778               0  M.3
                                                           ---------------------------  --------------------
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
  a.  Amortized cost                                                                    8782               0  M.4.a
                    ------------------------------------------------------------------  --------------------
  b.  Fair value                                                                        8783               0  M.4.b
                ----------------------------------------------------------------------  --------------------
---------
 (1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
 (2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
 (3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
 (4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item
     2.a that are included in Schedule RC-N, item 9, column C, must equal
     Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item
     4.a, columns A and D.
  (5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in
      Schedule RC-B, item 4.a, columns A and D.
  (6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-6
Legal Title of Bank                                                                                   16
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-C -- Loans and Lease Financing Receivables

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale and (2) other loans and leases, net of unearned income. Report loans and leases net of any applicable allocated transfer risk reserve.
Exclude assets held for trading and commercial paper.
                                                                   ----------------------------------------
                                                                               (Column A)       (Column B)
                                                                              Consolidated      Domestic
                                                                                Bank           Offices
                                                                   -----------------------------------------
                                      Dollar Amounts in Thousands RCFD  Bil  Mil  Thou  RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate                                  1410       9,937,227                        1
                                --------------------------------  ------------------------------------------
  a.  Construction, land development, and other land loans                              1415         451,849  1.a
                                                          ------                        --------------------
  b.  Secured by farmland (including farm residential and other
      improvements)                                                                     1420          31,056  1.b
                   ---------------------------------------------                        --------------------
  c.  Secured by 1-4 family residential properties:
    (1) Revolving, open-end loans secured by 1-4 family residential
        properties and extended under lines of credit                                   1797       4,889,231  1.c.1
                                                     ----------                         --------------------
    (2) Closed-end loans secured by 1-4 family residential properties:
        (a)Secured by first liens                                                       5367         535,242  1.c.2.a
                                 -------------------------------                        --------------------
        (b)Secured by junior liens                                                      5368       3,250,552  1.c.2.b
                                  ------------------------------                        --------------------
  d.  Secured by multifamily (5 or more) residential properties                         1460          44,391  1.d
                                                               -                        --------------------
  e.  Secured by nonfarm nonresidential properties                                      1480         734,906  1.e
                                                  --------------                        --------------------
2.  Loans to depository institutions and acceptances of other banks:
  a.  To commercial banks in the U.S.                                                   B531         165,004  2.a
                                     ---------------------------  ------------------------------------------
    (1) To U.S. branches and agencies of foreign banks            B532               0                        2.a.1
                                                      ----------  --------------------
    (2) To other commercial banks in the U.S.                     B533         165,004                        2.a.2
                                             -------------------  ------------------------------------------
  b.  To other depository institutions in the U.S.                B534               0  B534               0  2.b
                                                  --------------  ------------------------------------------
  c.  To banks in foreign countries                                                     B535               0  2.c
                                   -----------------------------  ------------------------------------------
    (1) To foreign branches of other U.S. banks                   B536               0                        2.c.1
                                               -----------------  --------------------
    (2) To other banks in foreign countries                       B537               0                        2.c.2
                                           ---------------------  ------------------------------------------
3.  Loans to finance agricultural production and other loans to
    farmers                                                       1590         118,464  1590         118,464  3
           -----------------------------------------------------  ------------------------------------------
4.  Commercial and industrial loans:
  a.  To U.S. addressees (domicile)                               1763         651,209  1763         651,209  4.a
                                   -----------------------------  ------------------------------------------
  b.  To non-U.S. addressees (domicile)                           1764              38  1764              38  4.b
                                       -------------------------  ------------------------------------------
5.  Not applicable.
6.  Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans)
    (includes purchased paper):
  a.  Credit cards                                                B538             518  B538             518  6.a
                  ----------------------------------------------  ------------------------------------------
  b.  Other revolving credit plans                                B539          92,383  B539          92,383  6.b
                                  ------------------------------  ------------------------------------------
  c.  Other consumer loans (includes single payment,
      installment, and all student loans                          2011       1,275,406  2011       1,275,406  6.c
                                        ------------------------  ------------------------------------------
7.  Loans to foreign government and official institutions
    (including foreign central banks)                             2081               0  2081               0  7
                                     ---------------------------  ------------------------------------------
8.  Obligations (other than securities and leases) of states
    and political subdivisions in the U.S.                        2107          19,759  2107          19,759  8
                                          ----------------------  ------------------------------------------
9.  Other loans                                                   1563          41,624                        9
               -------------------------------------------------  ------------------------------------------
  a.  Loans for purchasing or carrying securities (secured
      and unsecured)                                                                    1545          23,862  9.a
                    --------------------------------------------                        --------------------
  b.  All other loans (exclude consumer loans)                                          1564          17,762  9.b
                                              ------------------                        --------------------
10. Lease financing receivables (net of unearned income)                                2165              91  10
                                                        --------  ------------------------------------------
  a.  Of U.S. addressees (domicile)                               2182              91                       10.a
                                   -----------------------------  --------------------
  b.  Of non-U.S. addressees (domicile)                           2183               0                       10.b
                                       -------------------------  ------------------------------------------
11. LESS:  Any unearned income on loans reflected in items
    1-9 above                                                     2123               0  2123               0  11
             ---------------------------------------------------  ------------------------------------------
12. Total loans and leases, net of unearned income (sum of
    items 1 through 10 minus item 11) (total of column A
    must equal Schedule RC, item 4.a and 4.b)                     2122      12,301,723  2122      12,301,723  12
                                             -------------------  ------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-7
Legal Title of Bank                                                                                   17
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-C -- Continued

Part I. Continued

                                                                                        --------------------
Memoranda                                                   Dollar Amounts in Thousands RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1. Loans and Leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in
  Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for
  household, family, and other personal expenditures)                                   1616              0  M.1
                                                     ---------------------------------  -------------------
2.  Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
  a.  Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:(1,2)
                                                                                        ----
                                                                                        RCON
                                                                                        ----
    (1) Three months or less                                                            A564          74,838  M.2.a.1
                            ----------------------------------------------------------  --------------------
    (2) Over three months through 12 months                                             A565          45,100  M.2.a.2
                                           -------------------------------------------  --------------------
    (3) Over one year through three years                                               A566          93,699  M.2.a.3
                                         ---------------------------------------------  --------------------
    (4) Over three years through five years                                             A567          60,400  M.2.a.4
                                           -------------------------------------------  --------------------
    (5) Over five years through 15 years                                                A568          93,563  M.2.a.5
                                        ----------------------------------------------  --------------------
    (6) Over 15 years                                                                   A569         163,585  M.2.a.6
                     -----------------------------------------------------------------  --------------------
  b.  All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule
      RC-C, part I item 1.c.(2)(a), column B) with a remaining maturity or next
      repricing date of:  (1,3)                                                         ----                            -----
                                                                                        RCFD
                                                                                        ----
    (1) Three months or less                                                            A570       7,367,364  M.2.b.1
                            ----------------------------------------------------------  --------------------
    (2) Over three months through 12 months                                             A571         109,545  M.2.b.2
                                           -------------------------------------------  --------------------
    (3) Over one year through three years                                               A572         296,162  M.2.b.3
                                         ---------------------------------------------  --------------------
    (4) Over three years through five years                                             A573         489,035  M.2.b.4
                                           -------------------------------------------  --------------------
    (5) Over five years through 15 years                                                A574       2,887,218  M.2.b.5
                                        ----------------------------------------------  --------------------
    (6) Over 15 years                                                                   A575         596,360  M.2.b.6
                     -----------------------------------------------------------------  --------------------
  c.  Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those
      in nonaccrual status)                                                             A247       6,738,872  M.2.c
                           -----------------------------------------------------------  --------------------      -----------------
3.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
    included in Schedule RC-C, part I, items 4 and 9, column A (4)                      2746         130,553  M.3
                                                                  --------------------  --------------------
4.  Adjustable rate closed-end loans secured by first liens on
    1-4 family residential properties in domestic offices                               ----
                                                                                        RCON
                                                                                        --------------------
    (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)                      5370         163,862  M.4
                                                                  --------------------  --------------------
                                                                                        ----
5.  Loans secured by real estate to non-U.S. addressees (domicile) (included in         RCFD
                                                                                        --------------------
    Schedule RC-C, part I, item 1, column A)                                            B837               0  M.5
                                            ------------------------------------------  --------------------
---------
  (1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
  (2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
  (3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item
      1.c.(2), column C, must equal total loans and leases from Schedule RC-C,
      Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
  (4) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-8
Legal Title of Bank                                                                                   18
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-D -- Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets
(Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding year.

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
ASSETS
1.  U.S. Treasury securities in domestic offices                                        3531               0  1
                                                --------------------------------------  --------------------
2.  U.S. Government agency obligations in domestic offices (exclude mortgage-
  backed securities)                                                                    3532               0  2
                    ------------------------------------------------------------------  --------------------
3.  Securities issued by states and political subdivisions in the U.S. in
    domestic offices                                                                    3533               0  3
                    ------------------------------------------------------------------  --------------------
4.  Mortgage-backed securities (MBS) in domestic offices:
  a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA              3534               0  4.a
                                                                          ------------  --------------------
  b.  Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
      (include CMOs, REMICs, and stripped MBS)                                          3535               0  4.b
                                              ----------------------------------------  --------------------
  c.  All other mortgage-backed securities                                              3536               0  4.c
                                          --------------------------------------------  --------------------
5.  Other debt securities in domestic offices                                           3537               0  5
                                             -----------------------------------------  --------------------
6. - 8. Not applicable
9.  Other trading assets in domestic offices                                            3541               0  9
                                            ------------------------------------------  --------------------
                                                                                        ----
                                                                                        RCFN
                                                                                        --------------------
10. Trading assets in foreign offices                                                   3542               0  10
                                                                                        --------------------
11. Revaluation gains on interest rate, foreign exchange rate,
                                                                                        -----
    and other commodity and equity contracts                                            RCON
                                                                                        --------------------
    a.  In domestic offices                                                             3543             878  11.a
                           -----------------------------------------------------------  --------------------
                                                                                        -----
                                                                                        RCFN
                                                                                        --------------------
    b.  In foreign offices                                                              3543               0  11.b
                          ------------------------------------------------------------  --------------------
                                                                                        -----
                                                                                        RCFD
                                                                                        --------------------
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
    item 5)                                                                             3545             878  12
           ---------------------------------------------------------------------------  --------------------

                                                                                        --------------------
LIABILITIES                                                                             RCFD  Bil  Mil  Thou
                                                                                        --------------------
13. Liability for short positions                                                       3546               0  13
                                 -----------------------------------------------------  --------------------
14. Revaluation losses on interest rate, foreign exchange rate, and other
    commodity and equity contracts                                                      3547             858  14
                                  ----------------------------------------------------  --------------------
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC,
    item 15)                                                                            3548             858  15
            --------------------------------------------------------------------------  --------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-9
Legal Title of Bank                                                                                   19
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-E -- Deposit Liabilities

Part I. Deposits in Domestic Offices
                                               -------------------------------------------------------------
                                                               Transaction Accounts          Nontransaction
                                                                                                Accounts
                                               -------------------------------------------------------------
                                                  (Column A)            (Column B)           (Column C)
                                                     Total              Memo: Total             Total
                                                  transaction             demand           nontransaction
                                                    accounts             deposits             accounts
                                                  (including           (included in          (including
                                                  total demand           column A)             MMDAs)
                                                    deposits)
                                               -------------------------------------------------------------
                   Dollar Amounts in Thousands RCON Bil  Mil  Thou  RCON Bil  Mil  Thou  RCON Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
Deposits of:
1.  Individuals, partnerships and
    corporations(include all certified
    and official checks)                       B549      1,903,145                       B550      7,266,040  1
                        ---------------------  -------------------                       -------------------
2.  U.S. Government                            2202          4,328                       2520              0  2
                   --------------------------  -------------------                       -------------------
3.  States and political subdivisions in
    the U.S.                                   2203        155,973                       2530        181,409  3
            ---------------------------------  -------------------                       -------------------
4.  Commercial banks and other depository
    institutions in the U.S.                   B551        313,963                       B552              0  4
                            -----------------  -------------------                       -------------------
5.  Banks in foreign countries                 2213              0                       2236              0  5
                              ---------------  -------------------                       -------------------
6.  Foreign governments, and official
    institutions (including foreign central
    banks)                                     2216              0                       2377              0  6
          -----------------------------------  -------------------                       -------------------
7.  Total (sum of items 1 through 6) (sum of
    columns A and C must equal Schedule RC,
                                               -------------------------------------------------------------
    item 13.a)                                 2215      2,377,409  2210      2,160,662  2385      7,447,449  7
            ---------------------------------  -------------------------------------------------------------

                                                                                           -----------------
Memoranda                                                 Dollar Amounts in Thousands    RCON Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Selected components of total deposits (i.e., sum of item 7, columns A and C):
  a.  Total individual Retirement Accounts (IRAs) and Keogh Plan accounts                6835        152,258  M.1.a
                                                                         --------------  -------------------
  b.  Total brokered deposits                                                            2365              0  M.1.b
                             ----------------------------------------------------------  -------------------
  c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
    (1) Issued in denominations of less than $100,000                                    2343              0  M.1.c.1
                                                     ----------------------------------  -------------------
    (2) Issued either in denominations of $100,000 or in denominations greater than
        $100,000 and participated out by the broker in shares of $100,000 or less        2344              0  M.1.c.2
                                                                                 ------  -------------------
  d.  Maturity data for brokered deposits:
    (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
        maturity of one year or less (included in Memorandum item 1.c.(1) above)         A243              0  M.1.d.1
                                                                                -------  -------------------
    (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
        maturity of one year or less (included in Memorandum item 1.b above)             A244              0  M.1.d.2
                                                                            -----------  -------------------
  e.  Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized
      as required under state law)(to be completed for the December report only)         5590        279,650  M.1.e
                                                                                -------  -------------------
2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C, above):
    a.  Savings deposits:
    (1) Money market deposit accounts (MMDAs)                                            6810      3,593,925  M.2.a.1
                                             ------------------------------------------  -------------------
    (2) Other savings deposits (excludes MMDAs)                                          0352      3,075,027  M.2.a.2
                                               ----------------------------------------  -------------------
  b.  Total time deposits of less than $100,000                                          6648        543,284  M.2.b
                                               ----------------------------------------  -------------------
  c.  Total time deposits of $100,000 or more                                            2604        235,213  M.2.c
                                             ------------------------------------------  -------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-10
Legal Title of Bank                                                                                   20
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-E -- Continued

Part I. Continued

                                                                                        --------------------
Memoranda (continued)                                       Dollar Amounts in Thousands RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
3.  Maturity and repricing data for time deposits of less than $100,000:
    a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1,2)
    (1) Three months or less                                                            A579         148,858  M.3.a.1
                            ----------------------------------------------------------  --------------------
    (2) Over three months through 12 months                                             A580         241,646  M.3.a.2
                                           -------------------------------------------  --------------------
    (3) Over one year through three years                                               A581         128,050  M.3.a.3
                                         ---------------------------------------------  --------------------
    (4) Over three years                                                                A582          24,730  M.3.a.4
                        --------------------------------------------------------------  --------------------
    b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) through
       3.a.(4) above) (3)                                                               A241         390,504  M.3.b
                         -------------------------------------------------------------  --------------------
4.  Maturity and repricing data for time deposits of $100,000 or more:
    a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
    (1) Three months or less                                                            A584         152,567  M.4.a.1
                            ----------------------------------------------------------  --------------------
    (2) Over three months through 12 months                                             A585          56,617  M.4.a.2
                                           -------------------------------------------  --------------------
    (3) Over one year through three years                                               A586          21,614  M.4.a.3
                                         ---------------------------------------------  --------------------
    (4) Over three years                                                                A587           4,415  M.4.a.4
                        --------------------------------------------------------------  --------------------
    b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) through
       4.a.(4) above) (3)                                                               A242         209,184  M.4.b
                         -------------------------------------------------------------  --------------------
---------
  (1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
  (2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E
      Memorandum item 2.b.
  (3) Report both fixed and floating rate time deposits by remaining maturity.
      Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
  (4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E,
      Memorandum item 2.c.

Part II.  Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCFN  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
Deposits of:
1.  Individuals, partnerships, and corporations (include all certified and official
    checks)                                                                             B553         535,612  1
       -------------------------------------------------------------------------------  --------------------
2.  U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S.
  depository institutions                                                               B554               0  2
                         -------------------------------------------------------------  --------------------
3.  Foreign banks (including U.S. branches and agencies of foreign banks, including
    their IBFs)                                                                         2625               0  3
               -----------------------------------------------------------------------  --------------------
4.  Foreign governments and official institutions (including foreign central banks)     2650               0  4
                                                                                   ---  --------------------
5.  U.S. Government and states and political subdivisions in the U.S.                   B555               0  5
                                                                     -----------------  --------------------
6.  Total (sum of items 1 through 5) (must equal Schedule RC, item 13.b)                2200         535,612  6
                                                                        --------------  --------------------

                                                                                        --------------------
Memorandum                                                 Dollar Amounts in Thousands  RCFN  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Time deposits with a remaining maturity of one year or less
    (included in Part II, item 6 above)                                                 A245         535,612  M.1
                                       -----------------------------------------------  --------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-11
Legal Title of Bank                                                                                   21
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-F -- Other Assets

                                                                                           -----------------
                                                            Dollar Amounts in Thousands RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Accrued interest receivable (1)                                                     B556          80,914  1
                                   ---------------------------------------------------  --------------------
2.  Net deferred tax assets (2)                                                         2148               0  2
                               -------------------------------------------------------  --------------------
3.  Interest-only strips receivable (not in the form of a security) (3) on:
  a.  Mortgage loans                                                                    A519               0  3.a
                    ------------------------------------------------------------------  --------------------
  b.  Other financial assets                                                            A520               0  3.b
                            ----------------------------------------------------------  --------------------
4.  Equity securities that DO NOT have readily determinable fair values (4)             1752          34,363  4
                                                                           -----------  --------------------
5.  Other (itemize and describe amounts greater than $25,000 that exceed 25% of
    this item)                                                                          2168         226,883  5
              ------------------------------------------------------------------------  --------------------
            TEXT
       -----                                                            ----------------
  a.   2166 Prepaid expenses                                            2166           0                      5.a
       ---------------------------------------------------------------------------------
  b.   C009 Cash surrender value of life insurance                      C009      80,389                      5.b
       ---------------------------------------------------------------------------------
  c.   1578 Repossessed personal property (including vehicles)          1578           0                      5.c
       ---------------------------------------------------------------------------------
  d.   C010 Derivatives with positive fair value held for purposes                                            5.d
            other than trading                                          C010           0
       ---------------------------------------------------------------------------------
  e.   3549                                                             3549       N/A                        5.e
       ---------------------------------------------------------------------------------
  f.   3550                                                             3550       N/A                        5.f
       ---------------------------------------------------------------------------------
  g.   3551                                                             3551       N/A                        5.g
       --------------------------------------------------------------------------------------------------
6.  Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                  2160         342,160  6
                                                                                        --------------------

Schedule RC-G -- Other Liabilities

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  a.  Interest accrued and unpaid on deposits in domestic offices (5)                 3645           6,882  1.a
                                                                       ---------------  --------------------
                                                                                        ----
  b.  Other expenses accrued and unpaid (includes accrued income taxes                  RCFD
                                                                                        ----
    payable)                                                                            3646          62,313  1.b
            --------------------------------------------------------------------------  --------------------
2.  Net deferred tax liabilities (2)                                                    3049          17,897  2
                                    --------------------------------------------------  --------------------
3.  Allowance for credit losses on off-balance sheet credit exposures                   B557               0  3
                                                                     -----------------  --------------------
4.  Other (itemize and describe amounts greater than $25,000 that exceed 25% of
    this item)                                                                          2938          30,722  4
              ------------------------------------------------------------------------  --------------------
            TEXT
       -----                                                            ----------------
  a.   3066 Accounts payable                                            3066         0                        4.a
       ---------------------------------------------------------------------------------
  b.   C011 Deferred compensation liabilities                           C011         0                        4.b
       ---------------------------------------------------------------------------------
  c.   2932 Dividends declared but not yet payable                      2932         0                        4.c
       ---------------------------------------------------------------------------------
  d.   C012 Derivatives with a negative fair value held for purposes    C012         0                        4.d
            other than trading
       ---------------------------------------------------------------------------------
  e.   3552 Payable-Settlement Security Transaction                     3552    13,084                        4.e
       ---------------------------------------------------------------------------------
  f.   3553                                                             3553       N/A                        4.f
       ---------------------------------------------------------------------------------
  g.   3554                                                             3554       N/A                        4.g
       -----------------------------------------------------------------------------------------------------
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                  2930         117,814  5
                                                                      ----------------  --------------------
---------
  (1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
  (2) See discussion of deferred income taxes in Glossary entry on "income taxes."
  (3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate. (4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock. (5) For savings banks, includes "dividends" accrued and unpaid on deposits.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-12
Legal Title of Bank                                                                                   22
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-H -- Selected Balance Sheet Items for Domestic Offices
                                                                                           -----------------
                                                                                                 Domestic
                                                                                                  Offices
                                                                                           -----------------
                                                            Dollar Amounts in Thousands RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Customers' liability to this bank on acceptances outstanding                        2155             305  1
                                                                ----------------------  --------------------
2.  Bank's liability on acceptances executed and outstanding                            2920             305  2
                                                            --------------------------  --------------------
3.  Federal funds sold and securities purchased under agreements to resell              1350          10,627  3
                                                                          ------------  ---------------------
4.  Federal funds purchased and securities sold under agreements to repurchase          2800       5,939,136  4
                                                                              --------  --------------------
5.  Other borrowed money                                                                3190          26,115  5                                                                                                                                                                                     -----------------
                        --------------------------------------------------------------  --------------------
EITHER

6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs         2163             N/A  6
                                                                               -------  --------------------
  OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs           2941         535,613  7
                                                                             ---------  --------------------
8.  Total assets (excludes net due from foreign offices, Edge and Agreement
    subsidiaries, and IBFs)                                                             2192      17,924,649  8
                           -----------------------------------------------------------  --------------------
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement
    subsidiaries, and IBFs)                                                             3129      16,241,085  9
                           -----------------------------------------------------------  --------------------

In items 10-17 report the amortized (historical) cost of both held-to-maturity
and available-for-sale securities in domestic offices.                                  --------------------
                                                                                        RCON  Bil  Mil  Thou
                                                                                        --------------------
10. U.S. Treasury securities                                                            1039         130,729  10
                            ----------------------------------------------------------  --------------------
11. U.S. Government agency obligations (exclude mortgage-backed securities)             1041          49,299  11
                                                                           -----------  --------------------
12. Securities issued by states and political subdivisions in the U.S.                  1042          44,306  12
                                                                      ----------------  --------------------
13. Mortgage-backed securities (MBS):
    a.  Pass-through securities:
      (1)Issued or guaranteed by FNMA, FHLMC, or GNMA                                   1043       3,148,727  13.a.1
                                                      --------------------------------  --------------------
      (2)Other pass-through securities                                                  1044               0  13.a.2
                                      ------------------------------------------------  --------------------
    b.  Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
      (1)Issued or guaranteed by FNMA, FHLMC, or GNMA                                   1209          17,589  13.b.1
                                                     ---------------------------------  --------------------
      (2)All other mortgage-backed securities                                           1280          40,609  13.b.2
                                              ----------------------------------------  --------------------
14. Other domestic debt securities (include domestic asset-backed securities)           1281           8,338  14
                                                                             ---------  --------------------
15. Foreign debt securities (include foreign asset-backed securities)                   1282           4,137  15
                                                                     -----------------  --------------------
16. Investments in mutual funds and other equity securities with readily determinable
    fair values                                                                         A510          53,124  16
               -----------------------------------------------------------------------  --------------------
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale
    securities (sum of items 10 through 16)                                             1374       3,496,858  17
                                           -------------------------------------------  --------------------
18. Equity securities that do not have readily determinable fair values                 1752          34,363  18
                                                                       ---------------  --------------------

Schedule RC-I -- Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.
                                                                                           -----------------
                                                            Dollar Amounts in Thousands RCFN  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12)       2133               0  1
                                                                                 -----  --------------------
2.  Total IBF liabilities (component of Schedule RC, item 21)                           2898               0  2
                                                             -------------------------  --------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-13
Legal Title of Bank                                                                                   23
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-K -- Quarterly Averages (1)

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
ASSETS
1.  Interest-bearing balances due from depository institutions                          3381         513,352  1
                                                              ------------------------  --------------------
2.  U.S. Treasury securities and U.S. Government agency obligations (2)
  (excluding mortgage-backed securities)                                                B558         172,925  2
                                        ----------------------------------------------  --------------------
3.  Mortgage-backed securities (2)                                                      B559       3,176,899  3
                                  ----------------------------------------------------  --------------------
4.  All other securities (2,3) (includes securities issued by states and political
  subdivisions in the U.S.)                                                             B560          67,392  4
                           -----------------------------------------------------------  --------------------
5.  Federal funds sold and securities purchased under agreements to resell              3365           2,613  5
                                                                          ------------  --------------------
6.  Loans:
                                                                                           -----
  a.  Loans in domestic offices:                                                           RCON
                                                                                        --------------------
    (1) Total loans                                                                     3360      11,851,541  6.a.1
                   -------------------------------------------------------------------  --------------------
    (2) Loans secured by real estate                                                    3385       9,384,721  6.a.2
                                    --------------------------------------------------  --------------------
    (3) Loans to finance agricultural production and other loans to farmers             3386         113,643  6.a.3
                                                                           -----------  --------------------
    (4) Commercial and industrial loans                                                 3387         696,780  6.a.4
                                       -----------------------------------------------  --------------------
    (5) Loans to individuals for household, family, and other personal expenditures:
        (a)Credit cards                                                                 B561             196  6.a.5.a
                       ---------------------------------------------------------------  --------------------
        (b)Other (includes single payment, installment, all student loans, and
           revolving credit plans other than credit cards)                              B562       1,380,706  6.a.5.b
                                                          ----------------------------  --------------------
                                                                                           -----
                                                                                           RCFN
                                                                                           -----------------
  b.  Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs 3360          0  6.b
                                                                                           -----------------
                                                                                           -----
                                                                                           RCFD
                                                                                        --------------------
7.  Trading assets                                                                      3401             830  7
                  --------------------------------------------------------------------  --------------------
8.  Lease financing receivables (net of unearned income)                                3484              99  8
                                                        ------------------------------  --------------------
9.  Total assets (4)                                                                    3368      17,154,703  9
                    ------------------------------------------------------------------  --------------------
LIABILITIES
                                                                                        -----
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,      RCON
                                                                                        --------------------
    and telephone and preauthorized transfer accounts) (exclude demand deposits)        3485         216,698  10
                                                                                ------  --------------------
11. Nontransaction accounts in domestic offices:
    a.  Savings deposits (includes MMDAs)                                               B563       6,454,034  11.a
                                         ---------------------------------------------  --------------------
    b.  Time deposits of $100,000 or more                                               A514         248,691  11.b
                                         ---------------------------------------------  --------------------
    c.  Time deposits of less than $100,000                                             A529         562,303  11.c
                                           -------------------------------------------  --------------------
                                                                                        -----
                                                                                        RCFN
                                                                                        --------------------
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries,
    and IBFs                                                                            3404    567,341  12
            --------------------------------------------------------------------------  --------------------
                                                                                        -----
                                                                                        RCFD
                                                                                        --------------------
13. Federal funds purchased and securities sold under agreements to repurchase          3353       5,720,396  13
                                                                              --------  --------------------
14. Other borrowed money
    (includes mortgage indebtedness and obligations under capitalized leases)           3355           8,059  14
                                                                             ---------  --------------------
---------
  (1) For all items, banks have the option of reporting either (1) an average of
      DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
  (2) Quarterly averages for all debt securities should be based on amortized cost.
  (3) Quarterly averages for all equity securities should be based on historical cost.
  (4) The quarterly averages for total assets should reflect all debt securities
      (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-14
Legal Title of Bank                                                                                   24
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-L -- Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L.
Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Unused commitments:
  a.  Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
      home equity lines                                                                 3814         795,528  1.a
                       ---------------------------------------------------------------  --------------------
  b.  Credit card lines                                                                 3815               0  1.b
                       ---------------------------------------------------------------  --------------------
  c.  Commercial real estate, construction, and land development:
    (1) Commitments to fund loans secured by real estate                                3816         329,989  1.c.1
                                                        ------------------------------  --------------------
    (2) Commitments to fund loans not secured by real estate                            6550         145,947  1.c.2
                                                            --------------------------  --------------------
  d.  Securities underwriting                                                           3817               0  1.d
                             ---------------------------------------------------------  --------------------
  e.  Other unused commitments                                                          3818         918,319  1.e
                              --------------------------------------------------------  --------------------
2.  Financial standby letters of credit and foreign office guarantees                   3819          53,297  2
                                                                     ----  ---------------------------------
  a.  Amount of financial standby letters of credit conveyed to others     3820        0                      2.a
                                                                      ---  ---------------------------------
3.  Performance standby letters of credit and foreign office guarantees                 3821          76,019  3
                                                                       --  ---------------------------------
  a.  Amount of performance standby letters of credit conveyed to others   3822        0                      3.a
                                                                        -  ---------------------------------
4.  Commercial and similar letters of credit                                            3411           1,805  4
                                            ------------------------------------------  --------------------

5.  Participations in acceptance (as described in the instructions) conveyed to others
    by the reporting bank                                                               3428               0  5
                         -------------------------------------------------------------  --------------------
6.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)                                     3433       2,806,497  6
                                                   -----------------------------------  --------------------
7.  Notional amount of credit derivatives:
  a.  Credit derivatives on which the reporting bank is the guarantor                   A534               0  7.a
                                                                     -----------------  --------------------
  b.  Credit derivatives on which the reporting bank is the beneficiary                 A535               0  7.b
                                                                       ---------------  --------------------
8.  Spot foreign exchange contracts                                                     8765               0  8
                                   ---------------------------------------------------  --------------------
9.  All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total
    equity capital")                                                                    3430         587,651  9
                    ------------------------------------------------------------------  --------------------
            TEXT
       -----                                                               ------------
  a.   3422 Securities borrowed                                            3432 587,651                       9.a
       --------------------------------------------------------------------------------
  b.   3434 Commitments to purchase when-issued securities                 3434       0                       9.b
       --------------------------------------------------------------------------------
  c.   3555                                                                3555     N/A                       9.c
       --------------------------------------------------------------------------------
  d.   3556                                                                3556     N/A                       9.d
       --------------------------------------------------------------------------------
   e.  3557                                                                3557     N/A                       9.e
       --------------------------------------------------------------------------------
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe      --------------------
    each component of this item over 25%  Schedule RC item 28., "Total equity
    capital")                                                                           5591               0  10
             -------------------------------------------------------------------------  --------------------
            TEXT
       -----                                                               ------------
  a.   3435 Commitments to sell when-issued securities                     3435       0                       10.a
       --------------------------------------------------------------------------------
  b.   5592                                                                5592     N/A                       10.b
       --------------------------------------------------------------------------------
  c.   5593                                                                5593     N/A                       10.c
       --------------------------------------------------------------------------------
  d.   5594                                                                5594     N/A                       10.d
       --------------------------------------------------------------------------------
   e.  5595                                                                5595     N/A                       10.e
       -----------------------------------------------------------------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-15
Legal Title of Bank                                                                                   25
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-L -- Continued

                                       --------------------------------------------------------------------------
       Dollar Amounts in Thousands        (Column A)         (Column B)          (Column C)        (Column D)
--------------------------------------     Interest           Foreign              Equity           Commodity
       Derivatives Position Indicators       Rate             Exchange            Derivative        and Other
                                          Contracts           Contracts           Contracts         Contracts
-----------------------------------------------------------------------------------------------------------------
11. Gross amounts (e.g., notional      Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou
    amounts) (for each column, sum     --------------------------------------------------------------------------
    of items 11.a through 11.e must
    equal sum of items 12 and 13):            RCFD 8693          RCFD 8694          RCFD 8695          RCFD 8696
                                       --------------------------------------------------------------------------
    a.  Futures contracts                              0                  0                  0                  0  11.a
                         ------------  --------------------------------------------------------------------------
                                              RCFD 8697          RCFD 8698          RCFD 8699          RCFD 8700
                                       --------------------------------------------------------------------------
    b.  Forward contracts                              0                  0                  0                  0  11.b
                                       --------------------------------------------------------------------------
    c.  Exchange-traded option
        contracts:                            RCFD 8701          RCFD 8702          RCFD 8703          RCFD 8704
                                       --------------------------------------------------------------------------
      (1)Written options                               0                  0                  0                  0  11.c.1
                        -------------  --------------------------------------------------------------------------
                                              RCFD 8705          RCFD 8706          RCFD 8707          RCFD 8708
                                       --------------------------------------------------------------------------
      (2)Purchased options                             0                  0                  0                  0  11.c.2
                          -----------  --------------------------------------------------------------------------
    d.  Over-the-counter option contracts:    RCFD 8709          RCFD 8710          RCFD 8711          RCFD 8712
                                       --------------------------------------------------------------------------
      (1)Written options                               0                  0                  0                  0  11.d.1
                        -------------  --------------------------------------------------------------------------
                                              RCFD 8713          RCFD 8714          RCFD 8715          RCFD 8716
                                       --------------------------------------------------------------------------
      (2)Purchased options                             0                  0                  0                  0  11.d.2
                          -----------  --------------------------------------------------------------------------
                                              RCFD 3450          RCFD 3826          RCFD 8719          RCFD 8720
                                       --------------------------------------------------------------------------
    e.  Swaps                                     50,000                  0                  0                  0  11.e
             ------------------------  --------------------------------------------------------------------------
12. Total gross notional amount of            RCFD A126          RCFD A127          RCFD 8723          RCFD 8724
    derivative contract held for       --------------------------------------------------------------------------
    trading                                       50,000                  0                  0                  0  12
           --------------------------  --------------------------------------------------------------------------
13. Total gross notional amount of
    derivative contracts held for             RCFD 8725          RCFD 8726          RCFD 8727          RCFD 8728
                                       --------------------------------------------------------------------------
    purposes other than trading                        0                  0                  0                  0  13
                               ------  --------------------------------------------------------------------------
    a.  Interest rate swaps where the bank    RCFD A589
                                       --------------------
        has agreed to pay a fixed rate                 0                                                           13.a
                                       --------------------
14. Gross fair values of derivative
    contracts:
                                       --------------------------------------------------------------------------
    a.  Contracts held for trading:           RCFD 8733          RCFD 8734          RCFD 8735          RCFD 8736
                                       --------------------------------------------------------------------------
      (1)Gross positive fair value                   878                  0                  0                  0  14.a.1
                                  ---  --------------------------------------------------------------------------
                                              RCFD 8737          RCFD 8738          RCFD 8739          RCFD 8740
                                       --------------------------------------------------------------------------
      (2)Gross negative fair value                   858                  0                  0                  0  14.a.2
                                       --------------------------------------------------------------------------
    b.  Contracts held for purposes other
        than trading:                         RCFD 8741          RCFD 8742          RCFD 8743          RCFD 8744
                                       --------------------------------------------------------------------------
      (1)Gross positive fair value                     0                  0                  0                  0  14.b.1
                                       --------------------------------------------------------------------------
                                              RCFD 8745          RCFD 8746          RCFD 8747          RCFD 8748
                                       --------------------------------------------------------------------------
      (2)Gross negative fair value                     0                  0                  0                  0  14.b.2
                                       --------------------------------------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-16
Legal Title of Bank                                                                                   26
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-M -- Memoranda

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
  a.  Aggregate amount of all extensions of credit to all executive officers,           --------------------
      directors, principal shareholders, and their related interests                    6164             418  1.a
                                                                    ------------------  --------------------
  b.  Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
      (including extensions of credit to related interests) equals or exceeds
      the lesser of $500,000 or 5 percent of total capital as defined    --------------
      for this purpose in agency regulations                             6165         0                       1.b
                                            ---------------------------  --------------
2.  Intangible assets other than goodwill:
                                                                                        --------------------
  a.  Mortgage Servicing Assets                                                         3164               0  2.a
                               -------------------------------------------------------  --------------------
                                                                         -----------------------------------
    (1) Estimated fair value of mortgage servicing assets                A590         0                       2.a.1
                                                         --------------  -----------------------------------
  b.  Purchased credit card relationships and nonmortgage servicing assets              B026               0  2.b
                                                                          ------------  --------------------
  c.  All other identifiable intangible assets                                          5507          33,474  2.c
                                              ----------------------------------------  --------------------
  d.  Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)        0426          33,474  2.d
                                                                                ------  --------------------
3.  Other real estate owned:
  a.  Direct and indirect investments in real estate ventures                           5372               0  3.a
                                                             -------------------------  --------------------
                                                                                        -----
  b.  All other real estate owned:                                                      RCON
                                                                                        --------------------
    (1) Construction, land development, and other land in domestic offices              5508               0  3.b.1
                                                                          ------------  --------------------
    (2) Farmland in domestic offices                                                    5509               0  3.b.2
                                    --------------------------------------------------  --------------------
    (3) 1-4 family residential properties in domestic offices                           5510           1,923  3.b.3
                                                             -------------------------  --------------------
    (4) Multifamily (5 or more) residential properties in domestic offices              5511               0  3.b.4
                                                                          ------------  --------------------
    (5) Nonfarm nonresidential properties in domestic offices                           5512           6,865  3.b.5
                                                             -------------------------  --------------------
                                                                                        -----
                                                                                        RCFN
                                                                                        --------------------
    (6) In foreign offices                                                              5513               0  3.b.6
                          ------------------------------------------------------------  --------------------
                                                                                        -----
                                                                                        RCFD
                                                                                        --------------------
  c.  Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                 2150           8,788  3.c
                                                                       ---------------  --------------------
4.  Investments in unconsolidated subsidiaries and associated companies:
  a.  Direct and indirect investments in real estate ventures                           5374               0  4.a
                                                             -------------------------  --------------------
  b.  All other investments in unconsolidated subsidiaries and associated companies     5375               0  4.b
                                                                                   ---  --------------------
  c.  Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                 2130               0  4.c
                                                                       ---------------  --------------------
5.  Other borrowed money:
  a.  Federal Home Loan Bank advances:
    (1) With a remaining maturity of one year or less                                   2651               0  5.a.1
                                                     ---------------------------------  --------------------
    (2) With a remaining maturity of more than one year through three years             B565               0  5.a.2
                                                                           -----------  --------------------
    (3) With a remaining maturity of more than three years                              B566               0  5.a.3
                                                          ----------------------------  --------------------
  b.  Other borrowings:
    (1) With a remaining maturity of one year or less                                   B571          14,718  5.b.1
                                                     ---------------------------------  --------------------
    (2) With a remaining maturity of more than one year through three years             B567               0  5.b.2
                                                                           -----------  --------------------
    (3) With a remaining maturity of more than three years                              B568          11,397  5.b.3
                                                          ----------------------------  --------------------
  c.  Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item 16)       3190         26,115  5.c
                                                                                  ----  --------------------

                                                                                                ------------
                                                                                                 YES / NO
                                                                                        --------------------
6.  Does the reporting bank sell private label or third party mutual funds
    and annuities?                                                                      B569          YES     6
                  --------------------------------------------------------------------  --------------------

                                                                                        --------------------
                                                                                        RCFD  Bil  Mil  Thou
                                                                                        --------------------
7.  Assets under the reporting bank's management in proprietary mutual funds
    and annuities                                                                       B570               0  7
                 ---------------------------------------------------------------------  --------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-17
Legal Title of Bank                                                                                   27
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-N-- Past Due and Nonaccrual Loans, Leases, and Other Assets

                                               -------------------------------------------------------------
                                                    (Column A)           (Column B)           (Column C)
                                                     Past due            Past due 90          Nonaccrual
                                                   30 through 89        days or more
                                                   days and still         and still
                                                      accruing            accruing
                                               -------------------------------------------------------------
                   Dollar Amounts in Thousands  RCON Bil  Mil  Thou  RCON Bil  Mil  Thou  RCON Bil  Mil Thou
------------------------------------------------------------------------------------------------------------
1.  Loan secured by real estate:

   a.  Construction, land development, and      ------------------------------------------------------------
       other land loans in domestic offices     2759        22,067  2769          1,807  3492            180  1.a
                                           ---  ------------------------------------------------------------
  b.  Secured by farmland in domestic offices   3493           412  3494              0  3495              0  1.b
                                             -  ------------------------------------------------------------
  c.  Secured by 1-4 family residential
      properties in domestic offices:
    (1) Revolving, open-end loans secured by
        1-4 family residential properties and
        extended under lines of credit          5398         1,868  5399            437  5400          4,654  1.c.1
                                      --------  ------------------------------------------------------------
    (2) Closed-end loans secured by
        1-4 family residential properties       5401        21,560  5402          2,825  5403          4,057  1.c.2
                                         -----  ------------------------------------------------------------
  d.  Secured by multifamily (5 or more)
      residential properties in domestic
      offices                                   3499         1,733  3500              0  3501              0  1.d
             ---------------------------------  ------------------------------------------------------------
  e.  Secured by nonfarm nonresidential
      properties in domestic offices            3502        18,017  3503            995  3504          1,475  1.e
                                    ----------  ------------------------------------------------------------
                                                ----                ----                 ----
                                                RCFN                RCFN                 RCFN
                                                ----                ----                 ----
                                                -------------------------------------------------
  f.  in foreign offices                        B572             0  B573              0  B574              0  1.f
                                                ------------------------------------------------------------
2.  Loans to depository institutions and acceptances
    of other banks:
                                                ----                ----                 ----
  a.  To U.S. banks and other U.S. depository   RCFD                RCFD                 RCFD
                                                ----                ----                 ----
                                                ------------------------------------------------------------
      institutions                              5377             0  5378              0  5379              0  2.a
                  ----------------------------  ------------------------------------------------------------
  b.  To foreign banks                          5380             0  5381              0  5382              0  2.b
                      ------------------------  ------------------------------------------------------------
3.  Loans to finance agricultural production
    and other loans to farmers                  1594         2,353  1597            765  1583            148  3
                              ----------------  ------------------------------------------------------------
4.  Commercial and industrial loans:
  a.  To U.S. addressees (domicile)             1251        33,402  1252          3,318  1253         14,250  4.a
                                   -----------  ------------------------------------------------------------
  b.  To non-U.S. addressees (domicile)         1254             0  1255              0  1256              0  4.b
                                       -------  ------------------------------------------------------------
5.  Loans to individuals for household, family,
    and other personal expenditures:
  a.  Credit cards                              B575             0  B576              0  B577              0  5.a
                  ----------------------------  ------------------------------------------------------------
  b.  Other (includes single payment, installment,
      all student loans, and revolving credit
      plans other than credit cards)            B578        27,062  B579         24,966  B580             60  5.b
                                    ----------  ------------------------------------------------------------
6.  Loans to foreign governments and official
    institutions                                5389             0  5390              0  5391              0  6
                ------------------------------  ------------------------------------------------------------
7.  All other loans                             5459           125  5460             49  5461             30  7
                   ---------------------------  ------------------------------------------------------------
8.  Lease financing receivables:
  a.  Of U.S. addressees (domicile)             1257             0  1258              0  1259              0  8.a
                                   -----------  ------------------------------------------------------------
  b.  Of non-U.S. addressees (domicile)         1271             0  1272              0  1791              0  8.b
                                       -------  ------------------------------------------------------------
9.  Debt securities and other assets (exclude
    other real estate owned and other
    repossessed assets)                         3505             0  3506              0  3507              0  9
                       -----------------------  ------------------------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-18
Legal Title of Bank                                                                                   28
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-N -- Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                ------------------------------------------------------------
                                                    (Column A)           (Column B)           (Column C)
                                                     Past due            Past due 90          Nonaccrual
                                                   30 through 89        days or more
                                                   days and still         and still
                                                      accruing            accruing
                                                ------------------------------------------------------------
                   Dollar Amounts in Thousands  RCON Bil  Mil  Thou  RCON Bil  Mil  Thou  RCON Bil  Mil Thou
------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government           5612        21,110  5613         24,708  5614              0  10
                                     ---------  ------------------------------------------------------------
    a.  Guaranteed portion of loans and leases
        included in item 10 above               5615        21,066  5616         24,706  5617              0  10.a
                                 -------------  ------------------------------------------------------------
                                                ------------------------------------------------------------
                                                    (Column A)           (Column B)           (Column C)
                                                     Past due            Past due 90          Nonaccrual
                                                   30 through 89        days or more
                                                   days and still         and still
Memoranda                                             accruing            accruing
                                                ------------------------------------------------------------
                   Dollar Amounts in Thousands  RCON Bil  Mil  Thou  RCON Bil  Mil  Thou  RCON Bil  Mil Thou
------------------------------------------------------------------------------------------------------------

1.  Restructured loans and leases included in
    Schedule RC-N, items 1 through 8, above
    (and not reported in Schedule RC-C, Part I,
    Memorandum item 1)                          1658              0  1659              0  1661             0  M.1
                      ------------------------  ------------------------------------------------------------
2.  Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in
    Schedule RC-N, items 4 and 7, above         6558          4,206  6559            229  6560         1,692  M.2
                                       -------  ------------------------------------------------------------
3.  Loans secured by real estate to non-U.S.
    addressees (domicile) (included in
    Schedule RC-N, item 1, above)               1248              0  1249              0  1250             0  M.3
                                 -------------  ------------------------------------------------------------
4.  Not applicable
                                                ----------------------------------------
                                                     (Column A)           (Column B)
                                                     Past due            Past due 90
                                                    30 through           days or more
                                                      89 days
                                                ----------------------------------------
                                                RCFD Bil  Mil  Thou  RCFD Bil  Mil  Thou
5.  Interest rate, foreign exchange rate,       ----------------------------------------
    and other commodity and equity contracts:
    Fair value of amounts carried as assets     3529              0  3530              0                      M.5
                                           ---  ----------------------------------------

---------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:

            Karen B. Martin, Regulatory Reporting
       -----------------------------------------------------------------------------------------------------
            Name and Title (TEXT 8901)

            karen.b.martin@wellsfargo.com
       -----------------------------------------------------------------------------------------------------
            E-mail Address (TEXT 4086)

            (612) 667-3975                                     (612) 667-3659
       ----------------------------------------------------    ---------------------------------------------
            Telephone: Area code/phone number/extension        FAX: Area code/phone number (TEXT 9116)
            (TEXT 89
---------------------------------------------------------------------------------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-19
Legal Title of Bank                                                                                   29
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-O-- Other Data for Deposit Insurance and FICO Assessments

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Unposted debits (see instructions):
  a.  Actual amount of all unposted debits                                              0030             N/A  1.a
                                          --------------------------------------------  --------------------
    OR
  b.  Separate amount of unposted debits:
    (1) Actual amount of unposted debits to demand deposits                             0031           3,841  1.b.1
                                                           ---------------------------  --------------------
    (2) Actual amount of unposted debits to time and savings deposits (1)               0032               0  1.b.2
                                                                         -------------  --------------------
2.  Unposted credits (see instructions):
  a.  Actual amount of all unposted credits                                             3510             N/A  2.a
                                           -------------------------------------------  --------------------
    OR
  b.  Separate amount of unposted credits:
    (1) Actual amount of unposted credits to demand deposits                            3512          18,716  2.b.1
                                                            --------------------------  --------------------
    (2) Actual amount of unposted credits to time and savings deposits (1)              3514               0  2.b.2
                                                                          ------------  --------------------
3.  Uninvested trust funds (cash) held in bank's own trust department (not included
    in total  deposits in domestic offices)                                             3520               0  3
                                           -------------------------------------------  --------------------
4.  Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
  a.  Demand deposits of consolidated subsidiaries                                      2211           4,104  4.a
                                                  ------------------------------------  --------------------
  b.  Time and savings deposits (1) of consolidated subsidiaries                        2351               0  4.b
                                                                ----------------------  --------------------
  c.  interest accrued and unpaid on deposits of consolidated subsidiaries              5514               0  4.c
                                                                          ------------  --------------------
5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
  a.  Demand deposits in insured branches (included in Schedule RC-E, Part II)          2229               0  5.a
                                                                              --------  --------------------
  b.  Time and saving deposits (1) in insured branches (included in Schedule RC-E,
      Part II)                                                                          2383               0  5.b
              ------------------------------------------------------------------------  --------------------
  c.  Interest accrued and unpaid on deposits in insured branches
      (included in Schedule RC-G, item 1.b)                                             5515               0  5.c
                                           -------------------------------------------  --------------------
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
  a.  Amount reflected in demand deposits (included in Schedule RC-E, Part I,
      item 7 column B)                                                                  2314               0  6.a
                      ----------------------------------------------------------------  --------------------
  b.  Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
      Part I, item 7, column A or C, but not column B)                                  2315               0  6.b
                                                      --------------------------------  --------------------
7.  Unamortized premiums and discounts on time and savings deposits:  (1,2)
  a.  Unamortized premiums                                                              5516               0  7.a
                          ------------------------------------------------------------  --------------------
  b.  Unamortized discounts                                                             5517               0  7.b
                           -----------------------------------------------------------  --------------------
8.  To be completed by banks with "Oakar deposits."
  a.  Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
    (1) Total deposits purchased or acquired from other
        FDIC-insured institutions during the quarter                                    A531               0  8.a.1
                                                    ----------------------------------  --------------------
    (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
        attributable to SAIF; SAIF members report deposits attributable to BIF)         A532               0  8.a.2
                                                                               -------  --------------------
  b.  Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S.
      territories and possessions)                                                      A533               0  8.b
                                  ----------------------------------------------------  --------------------
---------
  (1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
  (2) Exclude core deposit intangibles.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-20
Legal Title of Bank                                                                                   30
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-O -- Continued

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
9.  Deposits in lifeline accounts                                                       5596                  9
                                 -----------------------------------------------------  ----
10. Benefit-responsive "Depository Institution Investment Contracts" (included in
    total deposits in domestic offices)                                                 8432               0  10
                                       -----------------------------------------------  --------------------
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis on Schedule RC-E
       had been reported on a net basis                                                 8785               0  11.a
                                       -----------------------------------------------  --------------------
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
       U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis                                 A181               0  11.b
                                                       -------------------------------  --------------------
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions in Schedule RC-E                                     A182               0  11.c
                                                   -----------------------------------  --------------------
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a.  Amount of assets netted against demand deposits                                 A527               0  12.a
                                                       -------------------------------  --------------------
    b.  Amount of assets netted against time and savings deposits                       A528               0  12.b
                                                                 ---------------------  --------------------

Memoranda (to be completed each quarter except as noted)
                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1)
    and 1.b.(1) must equal Schedule RC, item 13.a):
  a.  Deposit accounts of $100,000 or less:
    (1) Amount of deposit accounts of $100,000 or less                                  2702       4,913,357  M.1.a.1
                                                      --------------------------------  --------------------
    (2) Number of deposit accounts of $100,000 or less                        Number
                                                                         ---------------
        (to be completed for the June report only)                       3779        N/A                      M.1.a.2
                                                  ---------------------  ---------------
  b.  Deposit accounts of more than $100,000:
                                                                                        --------------------
    (1) Amount of deposit accounts of more than $100,000                                2710       4,911,501  M.1.b.1
                                                        ------------------------------  --------------------
                                                                              Number
                                                                         ----------------
    (2) Number of deposit accounts of more than $100,000                 2722      12,437                     M.1.b.2
                                                                         -----------------------------------
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
  a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more tan $100,000 reported in Memorandum item
     1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1)
     above.

    Indicate in the appropriate box at right whether your bank has a method or          --------------------
    procedure for determining a better estimate of uninsured deposits than the          RCON       YES/ NO
                                                                                        --------------------
    estimate described above                                                            6861          NO      M.2.a
                            ----------------------------------------------------------  --------------------
  b.  If the box marked YES has been checked, report the estimate of uninsured deposits       Bil  Mil  Thou
                                                                                        --------------------
      determined by using your bank's method or procedure                               5597               0  M.2.b
                                                                                        --------------------
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report? If so, report the legal title and FDIC
    Certificate Number of the parent bank or parent savings association:
                                                                                        --------------------
            Text                                                                        RCON   FDIC Cert No.
                                                                                        --------------------
       -----------------------------------------------------------------------------------------------------
       A545                                                                             A545             N/A  M.3
       -----------------------------------------------------------------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-21
Legal Title of Bank                                                                                   31
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-R -- Regulatory Capital

                                                                                        --------------------
                                                            Dollar Amounts in Thousands RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
Tier 1 capital
1.  Total equity capital (from Schedule RC, item 28)                                    3210       1,147,877  1
                                                    ----------------------------------  --------------------
2.  LESS: Net unrealized gains (losses) on available-for-sale securities (1)
    (if a gain, report as a positive value; if a loss, report as a negative value)      8434           4,972  2
                                                                                  ----  --------------------
3.  LESS: Net unrealized loss on available-for-sale EQUITY securities (1)
    (report loss as a positive value)                                                    A221              0  3
                                     -------------------------------------------------   -------------------
4.  LESS: Accumulated net gains (losses) on cash flow hedges (1) (if a gain,
    (report as a positive value; if a loss, report as a negative value)                 4336               0  4
                                                                       ---------------  --------------------
5.  LESS: Nonqualifying perpetual preferred stock                                       B588               0  5
                                                 -------------------------------------  --------------------
6.  Qualifying minority interests in consolidated subsidiaries                          B589              74  6
                                                              ------------------------  --------------------
7.  LESS: Disallowed goodwill and other disallowed intangible assets                    B590          77,801  7
                                                                    ------------------  --------------------
8.  LESS: Disallowed servicing assets and purchased credit card relationships           B591               0  8
                                                                             ---------  --------------------
9.  LESS: Disallowed deferred tax assets                                                5610               0  9
                                        ----------------------------------------------  --------------------
10. Other additions to (deductions from) Tier 1 capital                                 B592               0  10
                                                       -------------------------------  --------------------
11. Tier 1 capital (sum of items 1, 6, and 10, less items 2, 3, 4, 5, 7, 8, and 9)      8274       1,065,178  11
                                                                                  ----  --------------------

Tier 2 Capital
12. Qualifying subordinated debt and redeemable preferred stock                         5306         332,000  12
                                                               -----------------------  --------------------
13. Cumulative perpetual preferred stock includible in Tier 2 capital                   B593               0  13
                                                                     -----------------  --------------------
14. Allowance for loan and lease losses includible in Tier 2 capital                    5310         116,224  14
                                                                    ------------------  --------------------
15. Unrealized gains on available-for-sale equity securities includible in Tier 2
    capital                                                                             2221             601  15
           ---------------------------------------------------------------------------  --------------------
16. Other Tier 2 capital components                                                     B594               0  16
                                   ---------------------------------------------------  --------------------
17. Tier 2 capital (sum of items 12 through 16)                                         5311         448,825  17
                                               ---------------------------------------  --------------------
18. Allowable Tier 2 capital (lesser of item 11 or 17)                                  8275         448,825  18
                                                      --------------------------------  --------------------
19. Tier 3 capital allocated for market risk                                            1395               0  19
                                            ------------------------------------------  --------------------
20. LESS: Deductions for total risk-based capital                                       B595               0  20
                                                 -------------------------------------  --------------------
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                3792       1,514,003  21
                                                                        --------------  --------------------

Total assets for leverage ratio
22. Average total assets (from Schedule RC-K, item 9)                                   3368      17,154,703  22
                                                     ---------------------------------  --------------------
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item
    7 above)                                                                            B590          77,801  23
            --------------------------------------------------------------------------  --------------------
24. LESS: Disallowed servicing assets and purchased credit card relationships
    (from item 8 above)                                                                 B591               0  24
                       ---------------------------------------------------------------  --------------------
25. LESS: Disallowed deferred tax assets (from item 9 above)                            5610               0  25
                                                            --------------------------  --------------------
26. LESS: Other deductions from assets for leverage capital purposes                    B596               0  26
                                                                    ------------------  --------------------
27. Average total assets for leverage capital purposes (item 22 less items
    23 through 26)                                                                      A224      17,076,902  27
                  --------------------------------------------------------------------  --------------------

Adjustments for financial subsidiaries
28. Adjustment to total risk-based capital reported in item 21                          B503               0  28
                                                              ------------------------  --------------------
29. Adjustment to risk-weighted assets reported in item 62                              B504               0  29
                                                          ----------------------------  --------------------
30. Adjustment to average total assets reported in item 27                              B505               0  30
                                                          ----------------------------  --------------------

Capital Ratios
(Column B is to be completed by all banks.  Column A is to be              ---------------------------------
completed by banks with financial subsidiaries)                            ---- (Column A)        (Column B)
                                                                           RCFD Percentage   RCFD Percentage
                                                                           ---------------------------------
31. Tier 1 leverage ratio (2)                                              7273       N/A    7204       6.24% 31
                                                                           ---------------------------------
32. Tier 1 risk-based capital ratio (3)                                    7274       N/A    7206       7.58% 32
                                                                           ---------------------------------
33. Total risk-based capital ratio (4)                                     7275       N/A    7205      10.77% 33
                                                                           ---------------------------------
---------
  (1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
  (2) The ratio for column B is item 11 divided by item 27. The ratio for column
      A is item 11 minus one half of item 28 divided by (item 27 minus item
  (3) The ratio for column B is item 11 divided by item 62. The ratio for column
      A is item 11 minus one half of item 28 divided by (item 62 minus item
  (4) The ratio for column B is item 21 divided by item 62. The ratio for column
      A is item 21 minus one half of item 28 divided by (item 62 minus item

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-22
Legal Title of Bank                                                                                   32
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-R -- Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight off less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight off less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                         -----------------------------------------------------------------------------
                                         (Column A)    (Column B)    (Column C)  (Column D)   (Column E)   (Column F)
                                           Totals       Items Not    -------------------------------------------------
                                           (from       Subject to           Allocation by Risk Weight Category
                                                                     -------------------------------------------------
Balance Sheet Asset Categories           Schedule RC) Risk-Weighting    0%          20%          50%          100%
                                         -----------------------------------------------------------------------------
             Dollar Amounts in Thousands Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
34.Cash and balances due from depository  RCFD 0010                  RCFD B600    RCFD B601                 RCFD B602
   institutions (Column A equals the sum ------------              ------------ ------------              ------------
   of Schedule RC, items 1.a and 1.b)       1,664,263                   194,538    1,469,725                         0  34
                                     --  ------------
                                         ------------ ------------ ------------ ------------ ------------ ------------
                                          RCFD 1754    RCFD B603    RCFD B604     RCFD B605    RCFD B606    RCFD B607
                                         ------------ ------------ ------------ ------------ ------------ ------------
35. Held-to-maturity securities                     0            0            0            0            0            0  35
                               --------  ------------ ------------ ------------ ------------ ------------ ------------
                                          RCFD 1773    RCFD B608    RCFD B609     RCFD B610    RCFD B611    RCFD B612
                                         ------------ ------------ ------------ ------------ ------------ ------------
36. Available-for-sale securities           3,503,982        6,523    1,886,573    1,468,271       24,225      118,390  36
                                 ------  ------------ ------------ ------------ ------------ ------------ ------------
37. Federal funds sold and securities     RCFD 1350                 RCFD B613     RCFD B614                 RCFD B616
    purchased under agreements to        ------------              ------------ ------------              ------------
    resell                                     10,627                         0       10,627                         0  37
          -----------------------------  ------------ ------------ ------------ ------------ ------------ ------------
                                          RCFD 5369    RCFD B617    RCFD B618     RCFD B619    RCFD B620    RCFD B621
                                         ------------ ------------ ------------ ------------ ------------ ------------
38. Loans and leases held for sale            540,251            0            0      500,005       40,246            0  38
                                  -----  ------------ ------------ ------------ ------------ ------------ ------------
                                          RCFD B528    RCFD B622    RCFD B623     RCFD B624    RCFD B625    RCFD B626
                                         ------------ ------------ ------------ ------------ ------------ ------------
39. Loans and leases, net of
    unearned income (1)                    11,761,472            0            0      165,004      505,214   11,091,254  39
                       ----------------  ------------ ------------ ------------ ------------ ------------ ------------
                                          RCFD 3123    RCFD 3123
                                          ----------- ------------
40. LESS: Allowance for loan and lease
    losses                                    116,224      116,224                                                      40
          -----------------------------   ----------- ------------ ------------ ------------ ------------ ------------
                                           RCFD 3545   RCFD B627    RCFD B628     RCFD B629    RCFD B630    RCFD B631
                                          ----------- ------------ ------------ ------------ ------------ ------------
41. Trading assets                                878          878            0            0            0            0  41
                  ---------------------   ----------- ------------ ------------ ------------ ------------ ------------
                                           RCFD B639   RCFD B640    RCFD B641     RCFD B642    RCFD B643    RCFD 5339
                                          ----------- ------------ ------------ ------------ ------------ ------------
42. All other assets (2)                      559,400       77,801       19,130            0            0      462,469  42
                        ---------------   ----------- ------------ ------------ ------------ ------------ ------------
                                           RCFD 2170   RCFD B644    RCFD 5320     RCFD 5327    RCFD 5334    RCFD 5340
                                          ----------- ------------ ------------ ------------ ------------ ------------
43. Total assets (sum of items 34
    through 42)                            17,924,649      (31,022)   2,100,241    3,613,632      569,685   11,672,113  43
               ------------------------   ----------- ------------ ------------ ------------ ------------ ------------
---------
  (1) Include any allocated transfer risk reserve in column B.
  (2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers'
      liability on acceptances outstanding, intangible assets, and other assets.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-23
Legal Title of Bank                                                                                   33
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-R -- Continued
                                 ----------------------------------------------------------------------------------------
                                                                      (Column C)    (Column D)   (Column E)   (Column F)
                                   (Column A)             (Column B)
                                  Face Value    Credit      Credit              Allocation by Risk Weight Category
                                  or Notional  Conversion Equivalent  ---------------------------------------------------
                                    Amount      Factor     Amount (1)       0%          20%          50%         100%
                                 ------------            ------------ ------------ ------------ ------------ ------------
     Dollar Amounts in Thousands Bil Mil Thou            Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
Derivatives and Off-Balance Sheet Items
                                   RCFD 3819               RCFD B645    RCFD B646    RCFD B647    RCFD B648    RCFD B649
                                  ---------------------------------------------------------------------------------------
44. Financial standby letters
    of credit                          53,297    1.00          53,297            0            0            0       53,297  44
             -------------------  ----------- ---------- ------------ ------------ ------------ ------------ ------------
45. Performance standby letters    RCFD 3821               RCFD B650    RCFD B651    RCFD B652    RCFD B653    RCFD B654
    of credit                          76,019     .50          38,010            0            0            0       38,010  45
             -------------------  ----------- ---------- ------------ ------------ ------------ ------------ ------------
46. Commercial and similar letters RCFD 3411               RCFD B655    RCFD B656    RCFD B657    RCFD B658    RCFD B659
    of credit                           1,805     .20             361            0            0            0          361  46
             -------------------  ----------- ---------- ------------ ------------ ------------ ------------ ------------
47. Risk participations in bankers
    acceptances acquired by the    RCFD 3429               RCFD B660    RCFD B661    RCFD B662                 RCFD B663
    reporting institution                   0    1.00               0            0            0                         0  47
                         -------  ----------- ---------- ------------ ------------ ------------ ------------ ------------
                                   RCFD 3433               RCFD B664    RCFD B665    RCFD B666    RCFD B667    RCFD B668
                                  ----------- ---------- ------------ ------------ ------------ ------------ ------------
48. Securities lent                 2,806,497    1.00       2,806,497            0    2,806,497            0            0  48
                   -------------  ----------- ---------- ------------ ------------ ------------ ------------ ------------
49. Retained recourse on small     RCFD A250               RCFD B669    RCFD B670    RCFD B671    RCFD B672    RCFD B673
    busines obligations sold
    with recourse                          0     1.00               0            0            0            0            0  49
                 ---------------  ---------- ----------- ------------ ------------ ------------ ------------ ------------
50. Retained recourse on financial RCFD 1727   * Below     RCFD 2243                                           RCFD B674
    assets sold with low-level
    recourse                               0    12.500              0                                                   0  50
            --------------------  ---------- ----------- ------------ ------------ ------------ ------------ ------------
51. All other financial assets     RCFD B675               RCFD B676    RCFD B677    RCFD B678    RCFD B679    RCFD B680
    sold with recourse                     0     1.00               0            0            0            0            0  51
                      ----------  ---------- ----------- ------------ ------------ ------------ ------------ ------------
52. All other off-balance sheet    RCFD B681               RCFD B682    RCFD B683    RCFD B684    RCFD B685    RCFD B686
    liabilities                            0     1.00               0            0            0            0            0  52
               -----------------  ---------- ----------- ------------ ------------ ------------ ------------ ------------
53. Unused commitments with an     RCFD 3833               RCFD B687    RCFD B688    RCFD B689    RCFD B690    RCFD B691
    original maturity exceeding
    one year                       1,838,467     .50          919,234            0            0      397,764      521,470  53
            --------------------  ---------- ----------- ------------ ------------ ------------ ------------ ------------
                                                           RCFD A167    RCFD B693    RCFD B694    RCFD B695
                                                         ------------ ------------ ------------ ------------
54. Derivative contracts                                        1,128            0          125        1,003               54
                        --------                         ------------ ------------ ------------ ------------
---------
  * Or institution-specific factor. Entering an `M' allows for data entry in
  Column B.
(1) Column A multiplied by credit conversion factor.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-24
Legal Title of Bank                                                                                   34
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-R -- Continued
                                                      -----------------------------------------------------
                                                       (Column C)   (Column D)    (Column E)   (Column F)
                                                      -----------------------------------------------------
                                                               Allocation by Risk Weight Category
                                                      -----------------------------------------------------

                                                           0%           20%          50%          100%
                                                      ------------------------------------------------------
                          Dollar Amounts in Thousands Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
------------------------------------------------------------------------------------------------------------
Totals
55. Total assets, derivatives, and off-balance sheet
    items by risk weight category                       RCFD B696     RCFD B697     RCFD B698     RCFD B699
                                                      ------------------------------------------------------
   (for each column, sum of items 43 through 54)         2,100,241     6,420,254       968,452    12,285,251  55
                                                ----  ------------------------------------------------------
56. Risk weight factor                                     * 0%          * 20%          * 50%       * 100%    56
                      ------------------------------  ------------------------------------------------------

57. Risk-weighted assets by risk weight category        RCFD B700     RCFD B701     RCFD B702     RCFD B703
                                                      ------------------------------------------------------
    (for each column, item 55 multiplied by item 56)             0     1,284,051        484,226   12,285,251  57
                                                      ------------------------------------------------------
                                                                                                  RCFD 1651
                                                                                                 -----------
58. Market risk equivalent assets                                                                          0  58
                                 -------------------                                             -----------

59. Risk-weighted assets before deductions for excess                                             RCFD B704
    allowance for loan and lease losses and allocated                                            -----------
    transfer risk reserve (sum of item 57, columns C
    through F, and item 58)                                                                       14,053,528  59
                           -------------------------                                             -----------
                                                                                                  RCFD A222
                                                                                                 -----------
60. LESS: Excess allowance for loan and lease losses                                                       0  60
                                                                                                 -----------
                                                                                                  RCFD 3128
                                                                                                 -----------
61. LESS: Allocated transfer risk reserve                                                                  0  61
                                         -----------                                             -----------
                                                                                                  RCFD A223
                                                                                                 -----------
62. Total risk-weighted assets (item 59 minus items
    60 and 61)                                                                                    14,053,528  62
              --------------------------------------                                             -----------

Memoranda
                                                                                         -------------------
                                                            Dollar Amounts in Thousands  RCFD  Bil  Mil Thou
------------------------------------------------------------------------------------------------------------
1.  Current credit exposure across all derivative contracts covered by the               8764            878  M.1
    risk-based capital standards
                                -------------------------------------------------------  -------------------

                                      ----------------------------------------------------------------------
                                                          With a remaining maturity of
                                      ----------------------------------------------------------------------
                                               (Column A)              (Column B)             (Column C)
                                                One year             Over one year               Over
                                                or less                 through               five years
2.  Notional principal amounts of                                      five years
    derivative contracts:  (1)        ----------------------------------------------------------------------
                                      RCFD Tril Bil Mil Thou  RCFD Tril Bil Mil Thou  RCFD Tril Bil Mil Thou
                                      ----------------------------------------------------------------------
  a.  Interest rate contracts         3809                 0  8766            50,000  8767                 0  M.2.a
                             -------  ----------------------------------------------------------------------
  b.  Foreign exchange contracts      3812                 0  8769                 0  8770                 0  M.2.b
                                ----  ----------------------------------------------------------------------
  c.  Gold contracts                  8771                 0  8772                 0  8773                 0  M.2.c
                    ----------------  ----------------------------------------------------------------------
  d.  Other precious metals contracts 8774                 0  8775                 0  8776                 0  M.2.d
                                      ----------------------------------------------------------------------
  e.  Other commodity contracts       8777                 0  8778                 0  8779                 0  M.2.e
                               -----  ----------------------------------------------------------------------
  f.  Equity derivative contracts     A000                 0  A001                 0  A002                 0  M.2.f
                                 ---  ----------------------------------------------------------------------
---------
  (1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-25
Legal Title of Bank                                                                                   35
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-S -- Securitization and Asset Sale Activities

All of Schedule RC-S is to be completed beginning June 30, 2001.

                                     ------------------------------------------------------------------------------------------
                                     (Column A)   (Column B)   (Column C)    (Column D)   (Column E)   (Column F)   (Column G)
                                     1-4 Family      Home        Credit         Auto        Other      Commercial   All Other
                                     Residential    Equity        Card         Loans       Consumer       and       Loans and
                                       Loans         Loans     Receivables                 Loans       Industrial   All Leases
                                                                                                         Loans
                                     ------------------------------------------------------------------------------------------
         Dollar Amounts in Thousands Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
Bank Securitization Activities
1.Outstanding principal balance of
  assets sold and securitized by
  the reporting bank with servicing
  retained or with recourse or other   RCFD B705    RCFD B706    RCFD B707    RCFD B708    RCFD B709    RCFD B710    RCFD B711
  seller-provided                    ------------------------------------------------------------------------------------------
  credit enhancements                            0            0            0            0            0            0           0  1
                     --------------  ------------------------------------------------------------------------------------------
2.Maximum amount of credit exposure
  arising from recourse or other
  seller-provided credit enhancements
  provided to structures reported in
  item 1 in the form of:
  a.Retained interest-only strips
                                     ------------------------------------------------------------------------------------------
    (included in Schedules RC-B or     RCFD B712    RCFD B713    RCFD B714    RCFD B715    RCFD B716    RCFD B717    RCFD B718
                                     ------------------------------------------------------------------------------------------
    RC-F or in Schedule RC, item 5)              0            0            0            0            0            0           0  2.a
                                     ------------------------------------------------------------------------------------------
  b.Standby letters of credit, sub-
    ordinated securities, and other    RCFD B719    RCFD B720    RCFD B721    RCFD B722    RCFD B723    RCFD B724    RCFD B725
                                     ------------------------------------------------------------------------------------------
    enhancements                                 0            0            0            0            0            0           0  2.b
                -------------------  ------------------------------------------------------------------------------------------
3.Reporting bank's unused commitments
  to provide liquidity to structures   RCFD B726    RCFD B727    RCFD B728    RCFD B729    RCFD B730    RCFD B731    RCFD B732
                                     ------------------------------------------------------------------------------------------
  reported in item 1                             0            0            0            0            0            0            0  3
                    ---------------  ------------------------------------------------------------------------------------------
4.Past due loan amounts included in    RCFD B733    RCFD B734    RCFD B735    RCFD B736    RCFD B737    RCFD B738    RCFD B739
  item 1:                            ------------------------------------------------------------------------------------------
  a.  30-89 days past due                        0            0            0            0            0            0           0  4.a
                         ----------  ------------------------------------------------------------------------------------------
                                       RCFD B740    RCFD B741    RCFD B742    RCFD B743    RCFD B744    RCFD B745    RCFD B746
                                     ------------------------------------------------------------------------------------------
  b.  90 days or more past due                   0            0            0            0            0            0           0  4.b
                              -----  ------------------------------------------------------------------------------------------
5.Charge-offs and recoveries on
  assets sold and securitized with
  servicing retained or with recourse
  or other seller-provided credit
  enhancements (calendar
  year-to-date):                       RIAD B747    RIAD B748    RIAD B749    RIAD B750    RIAD B751    RIAD B752    RIAD B753
                                     ------------------------------------------------------------------------------------------
  a.  Charge-offs                                0            0            0            0            0            0           0  5.a
                 ------------------  ------------------------------------------------------------------------------------------
                                       RIAD B754    RIAD B755    RIAD B756    RIAD B757    RIAD B758    RIAD B759    RIAD B760
                                     ------------------------------------------------------------------------------------------
  b.  Recoveries                                 0            0            0            0            0            0           0  5.b
                -------------------  ------------------------------------------------------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-26
Legal Title of Bank                                                                                   36
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-S -- Continued

                                     ------------------------------------------------------------------------------------------
                                     (Column A)   (Column B)   (Column C)    (Column D)   (Column E)   (Column F)   (Column G)
                                     1-4 Family      Home        Credit         Auto        Other      Commercial   All Other
                                     Residential    Equity        Card         Loans       Consumer       and       Loans and
                                       Loans         Loans     Receivables                 Loans       Industrial   All Leases
                                                                                                         Loans
                                     ------------------------------------------------------------------------------------------
         Dollar Amounts in Thousands Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------
6.Amount of ownership (or seller's)               --------------------------                          -------------
  interest carried as:                              RCFD B761    RCFD B762                              RCFD B763
                                                  --------------------------                          -------------
    or RC, item 5)                                            0            0                                      0              6.a
                  -----------------               --------------------------                          -------------
                                                    RCFD B500    RCFD B501                               RCFD B502
                                                  --------------------------                          -------------
  b.Loans (included in Schedule RC-C)                         0            0                                      0              5.b
                                                  --------------------------                          -------------
7.Past due loan amounts included in
  interests reported in item 6.a:                   RCFD B764    RCFD B765                              RCFD B766
                                                  --------------------------                          -------------
  a.  30-89 days past due                                     0            0                                      0              7.a
                         ----------               --------------------------                          -------------
                                                    RCFD B767    RCFD B768                              RCFD B769
                                                  --------------------------                          -------------
  b.  90 days or more past due                                0            0                                      0              7.b
                              -----               --------------------------                          -------------
8.Charge-offs and recoveries on loan
  amounts included in interests reported
  in item 6.a (calendar year-to-date):              RIAD B770    RIAD B771                              RIAD B772
                                                  --------------------------                          -------------
  a.  Charge-offs                                             0            0                                      0              8.a
                 ------------------               --------------------------                          -------------
                                                    RIAD B773    RIAD B774                              RIAD B775
                                                  --------------------------                          -------------
  b.  Recoveries                                              0            0                                      0              8.b
                -------------------               --------------------------                          -------------

For Securitization Facilities Sponsored
By or Otherwise Established By Other
Institutions
9.Maximum amount of credit exposure
  arising from credit enhancements
  provided by the reporting bank to
  other institutions' securitization
  structures in the form of standby
  letters of credit,                 ------------------------------------------------------------------------------------------
  purchased subordinated securities,   RCFD B776    RCFD B777    RCFD B778    RCFD B779    RCFD B780    RCFD B781   RCFD B782
                                     ------------------------------------------------------------------------------------------
  and other enhancements                         0            0            0            0            0            0           0  9
                        -----------  ------------------------------------------------------------------------------------------
10. Reporting bank's unused
    commitments to provide liquidity
    to other institutions'             RCFD B783    RCFD B784    RCFD B785    RCFD B786    RCFD B787    RCFD B788   RCFD B789
                                     ------------------------------------------------------------------------------------------
    securitization structures                    0            0            0            0            0            0           0  10
                             ------  ------------------------------------------------------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-27
Legal Title of Bank                                                                                   37
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-S -- Continued

                                     ------------------------------------------------------------------------------------------
                                     (Column A)   (Column B)   (Column C)    (Column D)   (Column E)   (Column F)   (Column G)
                                     1-4 Family      Home        Credit         Auto        Other      Commercial   All Other
                                     Residential    Equity        Card         Loans       Consumer       and       Loans and
                                       Loans         Loans     Receivables                 Loans       Industrial   All Leases
                                                                                                         Loans
                                     ------------------------------------------------------------------------------------------
         Dollar Amounts in Thousands Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------------

Bank Asset Sales
11.Assets sold with recourse or
   other seller-provided credit
   enhancements and not securitized    RCFD B790    RCFD B791    RCFD B792    RCFD B793    RCFD B794    RCFD B795    RCFD B796
                                     ------------------------------------------------------------------------------------------
   by the reporting bank                         0            0            0            0            0            0           0  11
                        -----------  ------------------------------------------------------------------------------------------
12.Maximum amount of credit exposure
   arising from recourse or other
   seller-provided credit
   enhancements provided               RCFD B797    RCFD B798    RCFD B799    RCFD B800    RCFD B801    RCFD B802    RCFD B803
                                     ------------------------------------------------------------------------------------------
   to assets reported in item 11                 0            0            0            0            0            0           0  12
                                ---  ------------------------------------------------------------------------------------------

Memorandum items 1, 2, and 3 are to be completed beginning June 30, 2001.

Memoranda
                                                                                         --------------------------
                                                         Dollar Amounts in Thousands          RCFD     Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1.Small Business obligations transferred with recourse under Section 208 of the
  Riegle Community Development and Regulatory Improvement Act of 1994:
  a.  Outstanding principal balance                                                           A249                0  M.1.a
                                   ----------------------------------------------------  --------------------------
  b.  Amount of retained recourse on these obligations as of the report date                  A250                0  M.1.b
                                                                            -----------  --------------------------
2.  Outstanding principal balance of assets serviced for others:
  a.  1-4 family residential properties serviced with recourse or
      other servicer-provided credit enhancements                                             B804                0  M.2.a
                                                 --------------------------------------  --------------------------
  b.  1-4 family residential mortgages serviced with no recourse or other
      servicer-provided credit enhancements                                                   B805            2,586  M.2.b
                                           --------------------------------------------  --------------------------
  c.  Other financial assets (1)                                                              A591           57,629  M.2.c
                                -------------------------------------------------------  --------------------------
3.  Asset-backed commercial paper conduits:
  a.  Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:

    (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company       B806                0  M.3.a.1
                                                                                         --------------------------
    (2) Conduits sponsored by other unrelated institutions                                    B807                0  M.3.a.2
                                                          -----------------------------  --------------------------
  b.  Unused commitments to provide liquidity to conduit structures:
    (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company       B808                0  M.3.b.1
                                                                                         --------------------------
    (2) Conduits sponsored by other unrelated institutions                                    B809                0  M.3.b.2
                                                                                         --------------------------
---------
  (1) Memorandum item 2.c is to be completed beginning June 30, 2001, if the principal balance of other financial assets serviced for others is more than $10 million.

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-28
Legal Title of Bank                                                                                   38
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-T -- Fiduciary and Related Services

Schedule RC-T is to be completed beginning December 31, 2001.
Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.
                                                                         -----------------
                                                                         RCFD  YES / NO
                                                                         -----------------
1.  Does the bank have fiduciary powers?
    (If "NO," do not complete Schedule RC-T)                             A345     YES     1
                                            ---------------------------  -----------------
                                                                         -----------------
                                                                         RCFD  YES / NO
                                                                         -----------------
2.  Does the bank exercise the fiduciary powers it has
    been granted?                                                        A346     YES     2
                 ------------------------------------------------------  -----------------
                                                                         -----------------
3.  Does the bank have any fiduciary or related activity                 RCFD  YES / NO
    (in the form of assets or accounts) to report in this                -----------------
    schedule?  (If "NO," do not complete the rest of Schedule RC-T)      B867     YES     3
                                                                   ----  -----------------

  If the answers to item 3 is "YES," complete the application items of Schedule
  RC-T, as follows:

  Institutions with total fiduciary assets (item 9, sum of columns A and B)
  greater than $250 million (as of the preceding
  December 31) or with gross fiduciary and related services income greater than
  10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
  o Items 4 through 19.a quarterly
  o Items 20 through 23 annually with the December report, and
  o Memorandum items 1 through 4 annually with the December report

  Institutions with total fiduciary assets (item 9, sum of columns A and B)
  greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
  o Items 4 through 23 annually with the December report, and
  o Memorandum items 1 through 4 annually with the December report.

  Institutions with total fiduciary assets (item 9, sum of columns A and B) of
  $100 million or less (as of the preceding December 31 that do not meet the fiduciary income test for quarterly reporting must complete:
  o Items 4 through 11 annually with the December report, and
  o Memorandum items 1 through 3 annually with the December report.

                                           -----------------------------------------------------------------
                                               (Column A)       (Column B)       (Column C)     (Column D)
                                                 Managed        Non-Managed      Number of       Number of
                                                 Assets           Assets          Managed       Non-Managed
                                                                                  Accounts        Accounts
                                           -----------------------------------------------------------------
              Dollar Amounts in Thousands  Tril Bil Mil Thou  Tril Bil Mil Thou
------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED ASSETS                  RCFD B868          RCFD B869       RCFD B870         RCFD B871
                                           -----------------------------------------------------------------
4.  Personal trust and agency accounts             1,425,994             54,434      2,254                64  4
                                      ---  -----------------------------------------------------------------
5.  Retirement related trust and agency       RCFD B872          RCFD B873       RCFD B874         RCFD B875
    accounts:
                                           -----------------------------------------------------------------
  a.  Employee benefit-defined contibution           189,248          3,339,616        226             1,261  5.a
                                           -----------------------------------------------------------------
                                              RCFD B876          RCFD B877       RCFD B878         RCFD B879
                                           -----------------------------------------------------------------
  b.  Employee benefit-defined benefit               192,112             73,903         15                14  5.b
                                      ---  -----------------------------------------------------------------
                                              RCFD B880          RCFD B881       RCFD B882         RCFD B883
                                           -----------------------------------------------------------------
  c.  Other retirement accounts                      192,976          4,353,500        472             1,674  5.c
                               ----------  -----------------------------------------------------------------
                                              RCFD B884          RCFD B885       RCFD C001         RCFD C002
                                           -----------------------------------------------------------------
6.  Corporate trust and agency accounts                3,549          4,537,793         19             2,217  6
                                       --  -----------------------------------------------------------------
                                              RCFD B886                          RCFD B888
                                           -----------------                    ----------
7.  Investment management agency accounts            222,340                           196                    7
                                           -----------------------------------------------------------------
                                              RCFD B890          RCFD B891       RCFD B892         RCFD B893
                                           -----------------------------------------------------------------
8.  Other fiduciary accounts                          15,244              1,677         16                 2  8
                            -------------  -----------------------------------------------------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-29
Legal Title of Bank                                                                                   39
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-T -- Continued

                                           -----------------------------------------------------------------
                                               (Column A)       (Column B)       (Column C)     (Column D)
                                                 Managed        Non-Managed      Number of       Number of
                                                 Assets           Assets          Managed       Non-Managed
                                                                                  Accounts        Accounts
                                           -----------------------------------------------------------------
              Dollar Amounts in Thousands  Tril Bil Mil Thou  Tril Bil Mil Thou
------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED
ASSETS - Continued
9.  Total fiduciary accounts                 RCFD B894           RCFD B895       RCFD B896         RCFD B897
                                           -----------------------------------------------------------------
   (sum of items 4 through 8)                      2,241,463         12,360,923      3,198             5,232  9
                             ------------  -----------------------------------------------------------------
                                                                 RCFD B898                         RCFD B899
                                                               ----------------                 ------------
10. Custody and safekeeping accounts                                  5,577,298                          772  10
                                    -----  -----------------------------------------------------------------
11. Fiduciary accounts held in foreign        RCFD B900          RCFD B901       RCFD B902         RCFD B903
                                           -----------------------------------------------------------------
    offices (included in items 9 and 10)                  0                   0          0                 0  11
                                        -  -----------------------------------------------------------------

                                                                                           -----------------
                                                            Dollar Amounts in Thousands RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED SERVICES INCOME
12. Personal trust and agency accounts                                                  B904          19,820  12
                                      ------------------------------------------------  --------------------
13. Retirement related trust and agency accounts:
    a.  Employee benefit-defined contribution                                           B905           1,353  13.a
                                             -----------------------------------------  --------------------
    b.  Employee benefit-defined benefit                                                B906           1,579  13.b
                                        ----------------------------------------------  --------------------
    c.  Other retirement accounts                                                       B907           1,579  13.c
                                 -----------------------------------------------------  --------------------
14. Corporate trust and agency accounts                                                 A479           3,771  14
                                       -----------------------------------------------  --------------------
15. Investment management agency accounts                                               B908             213  15
                                         ---------------------------------------------  --------------------
16. Other fiduciary accounts                                                            A480             936  16
                            ----------------------------------------------------------  --------------------
17. Custody and safekeeping accounts                                                    B909             117  17
                                    --------------------------------------------------  --------------------
18. Other fiduciary and related services income                                         B910               0  18
                                               ---------------------------------------  --------------------
19. Total gross fiduciary and related services income (sum of items 12 through 18)
    (must equal Schedule RI, item 5.a)                                                  4070          29,368  19
                                      -----------------------------------  ---------------------------------
    a.  Fiduciary and related services income-foreign offices (included
        in item 19)                                                        B912       0                       19.a
                   ------------------------------------------------------  ---------------------------------
20. Less: Expenses                                                                      C058          23,419  20
                  --------------------------------------------------------------------  --------------------
21. Less: Net losses from fiduciary and related services                                A488              77  21
                                                        ------------------------------  --------------------
22. Plus: Intracompany income credits for fiduciary and related services                B911               0  22
                                                                        --------------  --------------------
23. Net fiduciary and related services income                                           A491           5,872  23
                                             -----------------------------------------  --------------------

                                                                                           -----------------
                                                                                                  Managed
Memoranda                                                                                         Assets
                                                                                           -----------------
                                                            Dollar Amounts in Thousands RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1.  Managed personal trust and agency accounts:
  a.  Non interest-bearing deposits                                                     B913              97  M.1.a
                                   ---------------------------------------------------  --------------------
  b.  Interest-bearing deposits                                                         B914           1,412  M.1.b
                               -------------------------------------------------------  --------------------
  c.  U.S. Treasury and U.S. Government agency obligations                              B915         125,651  M.1.c
                                                          ----------------------------  --------------------
  d.  State, county and municipal obligations                                           B916         226,856  M.1.d
                                             -----------------------------------------  --------------------
  e.  Money market mutual funds                                                         B917           1,569  M.1.e
                               -------------------------------------------------------  --------------------
  f.  Other short-term obligations                                                      B918             759  M.1.f
                                  ----------------------------------------------------  --------------------
  g.  Other notes and bonds                                                             B919          37,034  M.1.g
                           -----------------------------------------------------------  --------------------
  h.  Common and preferred stocks                                                       B920         982,166  M.1.h
                                 -----------------------------------------------------  --------------------
  i.  Real estate mortgages                                                             B921           2,990  M.1.i
                           -----------------------------------------------------------  --------------------
  j.  Real estate                                                                       B922          44,438  M.1.j
                 ---------------------------------------------------------------------  --------------------
  k.  Miscellaneous assets                                                              B923           3,022  M.1.k
                          ------------------------------------------------------------  --------------------
  l.  Total assets of managed personal trust and agency accounts (sum of Memorandum
      items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)               B868       1,425,994  M.1.l
                                                                         -------------  --------------------

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-30
Legal Title of Bank                                                                                   40
                                                                                                    ------
FDIC Certificate Number - 03011

Schedule RC-T -- Continued

                                                                           ---------------------------------
Memoranda - Continued                                                        (Column A)        (Column B)
                                                                              Number of     Principal Amount
                                                                               Issues          Outstanding
                                                                           ---------------------------------
                                               Dollar Amounts in Thousands RCFD         RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
2.  Corporate trust and agency accounts:
  a.  Corporate and municipal trusteeships                                 B927 11,235  B928      35,275,926  M.2.a
                                          -------------------------------  ---------------------------------
  b.  Transfer agent, registrar, paying agent, and other corporate agency  B929    345                        M.2.b
                                                                           ---------------------------------

                                                                           ---------------------------------
                                                                             (Column A)        (Column B)
                                                                             Number of      Market Value of
                                                                               Funds          Fund Assets
                                                                           ---------------------------------
                                               Dollar Amounts in Thousands RCFD         RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
3.  Collective investment funds and common trust funds:
  a.  Domestic equity                                                      B931      0  B932               0  M.3.a
                     ----------------------------------------------------  ---------------------------------
  b.  International/Global equity                                          B933      0  B934               0  M.3.b
                                 ----------------------------------------  ---------------------------------
  c.  Stock/Bond blend                                                     B935      0  B936               0  M.3.c
                      ---------------------------------------------------  ---------------------------------
  d.  Taxable bond                                                         B937      0  B938               0  M.3.d
                  -------------------------------------------------------  ---------------------------------
  e.  Municipal bond                                                       B939      0  B940               0  M.3.e
                    -----------------------------------------------------  ---------------------------------
  f.  Short term investments/Money market                                  B941      0  B942               0  M.3.f
                                         --------------------------------  ---------------------------------
  g.  Specialty/Other                                                      B943      0  B944               0  M.3.g
                     ----------------------------------------------------  ---------------------------------
  h.  Total collective investment funds (sum of Memorandum items 3.a
      through 3.g)                                                         B945      0  B946               0  M.3.h
                  -------------------------------------------------------  ---------------------------------

                                                           -------------------------------------------------
                                                               (Column A)       (Column B)      (Column C)
                                                              Gross Losses    Gross Losses      Recoveries
                                                                 Managed       Non-Managed
                                                                Accounts         Accounts
                                                           -------------------------------------------------
                               Dollar Amounts in Thousands RIAD  Mil  Thou  RIAD  Mil  Thou  RIAD  Mil  Thou
------------------------------------------------------------------------------------------------------------
4.  Fiduciary settlements, surcharges and other losses:
  a.  Personal trust and agency accounts                   B947         53  B948         38  B949          0  M.4.a
                                        -----------------  -------------------------------------------------
  b.  Retirement related trust and agency accounts         B950          0  B951          0  B952         14  M.4.b
                                                  -------  -------------------------------------------------
  c.  Investment management agency accounts                B953          0  B954          0  B955          0  M.4.c
                                           --------------  -------------------------------------------------
  d.  Other fiduciary accounts and related services        B956          0  B957          0  B958          0  M.4.d
                                                   ------  -------------------------------------------------
  e.  Total fiduciary settlements, surcharges, and other
      losses (sum of Memorandum items 4.a through 4.d)
      (sum of columns A and B minus column C must equal
    Schedule RC-T, item 21)                                B959         53  B960         38  B961         14  M.4.e
                           ------------------------------  -------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Person to whom questions about Schedule RC-T -- Fiduciary and Related Services should be directed:

            Karen B. Martin, Vice President
       -----------------------------------------------------------------------------------------------------
            Name and Title (TEXT B962)

            karen.b.martin@wellsfargo.com
       -----------------------------------------------------------------------------------------------------
            E-mail Address (TEXT B926)

            (612) 667-3975                                     (612) 667-3659
       ----------------------------------------------------    ---------------------------------------------
            Telephone: Area code/phone number/extension        FAX: Area code/phone number (TEXT B964)
            (TEXT B9

---------------------------------------------------------------------------------------------------------------------

                            Optional Narrative Statement Concerning the Amounts                    FFIEC 031
                              Reported in the Reports of Condition and Income                      RC-31
                                 at close of business on December 31, 2001                            41
                                                                                                    ------

       Wells Fargo Bank West, N.A.             Denver                            CO
       ---------------------------             ------                            --
           Legal Title of Bank                  City                            State

The management of the reporting bank may, if it wishes,        agency computerized records and in computer-file
submit a brief narrative statement on the amounts              releases to the public.
reported in the Reports of Condition and Income.  This
optional statement will be made available to the public,       All information furnished by the bank in the
along with the publicly available data in the Reports of       narrative statement must be accurate and not
Condition and Income, in response to any request for           misleading.  Appropriate efforts shall be taken by
individual bank report data.  However, the information         the submitting bank to ensure the statement's
reported in Schedule RC-T, items 12 through 23 and             accuracy.  The statement must be signed, in the
Memorandum item 4, is regarded as confidential and will        space provided below, by senior officer of the bank
not be released to the public.  BANKS CHOOSING TO SUBMIT       who thereby attests to its accuracy.
THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT
DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF         If, subsequent to the original submission, material
INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS           changes are submitted for the data reported in the
REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR        Reports of Condition and Income, the existing
ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE        narrative statement will be deleted from the files,
MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR      and from disclosure; the bank, at its option, may
CUSTOMERS.  Banks choosing not to make a statement may         replace it a statement, under signature, appropriate
check the "No comment" box below and should make no            to the amended data.
entries of any kind in the space provided for the
narrative statement; i.e., DO NOT enter in this space          The optional narrative statement will appear in
such phrases as "No statement," "Not applicable," "N/A,"       agency records and in release to the public exactly
"No comment," and "None."                                      as submitted (or amended as described in the
                                                               preceding paragraph) by the management of the bank
The optional statement must be entered on this sheet.          (except for the truncation of the statements
The statement should not exceed 100 words.  Further,           exceeding 750-character limit described above.) THE
regardless of the number of words, the statement must not      STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY
exceed 750 characters, including punctuation,                  BY THE SUPERVISORY AGENCIES FOR ACCURACY OR
indentation, and standard spacing between words and            RELEVANCE.  DISCLOSURE OF THE STATEMENT SHALL NOT
sentences.  If any submission should exceed 750                SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS
characters, as defined, it will be truncated at 750            VERIFIED OR CONFIRMED THE ACCURACY OF THE
characters with no notice to the submitting bank and the       INFORMATION CONTAINED THEREIN.  A STATEMENT TO THIS
truncated statement will appear as the bank's statement        EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE
both on                                                        OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF
                                                               THE REPORTING BANK.
---------------------------------------------------------------------------------------------------------------------

                                                                                           -----------------
X = NO COMMENT  Y = COMMENT                                                                  6979      X
                           --------------------------------------------------------------  -----------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
            TEXT (70 characters per line)
       -----
       6980
       ------------------------------------------------------------------------------------

            -------------------------------------------------------------------------------

            -------------------------------------------------------------------------------

            -------------------------------------------------------------------------------

            -------------------------------------------------------------------------------

            -------------------------------------------------------------------------------

            -------------------------------------------------------------------------------

            -------------------------------------------------------------------------------

            -------------------------------------------------------------------------------

            -------------------------------------------------------------------------------

            -------------------------------------------------------------------------------
            Signature of Executive Officer of Bank               Date of Signature

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS

 Transmitted to EDS as 0168126 on 01/29/02 at 16:17:58 CST
------------------------------------------------------------------------------------------------------------
                                                                                                   42
       NAME AND ADDRESS OF BANK                         OMB No. FOR OCC: 1557-0081               ------
                                                        OMB No. For FDIC: 3064-0052
                                                  OMB No. For Federal Reserve: 7100-0036
       Wells Fargo Bank, N.A.                           Expiration Date: 3/31/2004
       1740 Broadway
       Denver, CO  80274-0002                                 SPECIAL REPORT
                                                           (Dollar Amounts in Thousands)
                                                    --------------------------------------------------------

                                                    CLOSE OF BUSINESS DATE   FDIC Certificate Number
                                                    --------------------------------------------------------
                                                    12/31/2001                      3011
                                                    --------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
------------------------------------------------------------------------------------------------------------

     The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of
     Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (Excluded the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title
     12 of the Code of Federal Regulations (Federal Reserve Board Regulation O)
     for the definitions of "executive officer" and "extension of credit,"
     respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

------------------------------------------------------------------------------------------------------------

                                                                                           -----
                                                                                           RCFD
                                                                                           -----------------
a.  Number of loans made to executive officers since the previous Call Report Date         3561            0  a
                                                                                           -----------------
b.  Total dollar amount of loans (in thousands of dollars)                                 3562            0  b
                                                                           ---------------------------------
c.  Range of interest charged on above loans                                       From             To
                                                                           ---------------------------------
    (example: 9-3/4 = 9.75)                                                7701     0.00%  7702        0.00%  c
                                                                           ---------------------------------

------------------------------------------------------------------------------------------------------------

         /S/ KAREN B. MARTIN, VICE PRESIDENT                                                 1/29/02
------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                        DATE (Month, Day, Year)

------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (3-01)

Wells Fargo Bank West, N.A.                                                                        FFIEC 031
-----------------------------------------------------------                                        RC-39
Legal Title of Bank                                                                                   43
                                                                                                    ------
FDIC Certificate Number - 03011

       0000
       0000
       0000          RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
       0000
       0000          0000               0000               0000               0000
       0000

--------
For information or assistance, national and state nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW,
Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.